Exhibit 10.22

FIRST AMENDED AND RESTATED

TRUST AGREEMENT

OF

[TRUST NAME], DST

DATED AS OF

OCTOBER ___, 2017

BY AND AMONG

[TRUST NAME] DEPOSITOR, LLC,

AS DEPOSITOR,

[TRUST NAME] MANAGER, LLC,

AS TRUST MANAGER, MANAGER AND SIGNATORY TRUSTEE

AND

THE CORPORATION TRUST COMPANY,

AS DELAWARE TRUSTEE

2

EXHIBITS

Exhibit A	-	Property
Exhibit B-1	-	Form of Class 1 Beneficial Ownership Certificate
Exhibit B-2	-	Form of Class 2 Beneficial Ownership Certificate
Exhibit C	-	Form of Certificate of Trust
Exhibit D	-	Agreement of Assignee or Transferee Beneficial Owner
Exhibit E	-	Form of Limited Liability Company Agreement
Exhibit F	-	Form of Conversion Notice
Exhibit G-1	-	Form of Notice of Exercise of Initial Exchange Right
Exhibit G-2	-	Form of Notice of Exercise of Secondary Exchange Right
Exhibit H	-	Delaware Trustee’s Fees

3

FIRST AMENDED AND RESTATED TRUST AGREEMENT
OF
[TRUST NAME], DST,
A DELAWARE STATUTORY TRUST

This FIRST AMENDED AND RESTATED TRUST AGREEMENT, dated as of October __, 2017 (as the same may be amended or supplemented from time to time, this “Trust Agreement”), is made by and among [TRUST NAME] DEPOSITOR, LLC, a Delaware limited liability company (“Depositor”), [TRUST NAME] MANAGER, LLC, a Delaware limited liability company (in its individual capacity, “Trust Manager”), as Manager and Signatory Trustee, and THE CORPORATION TRUST COMPANY, (in its individual capacity, “CTC”), as Delaware Trustee. All capitalized terms used in this Trust Agreement that are not otherwise defined in the text are defined in Article 1 below.

RECITALS

A.       The Depositor will cause the Trust to acquire that certain real estate known as [Location Name] and located in [Property Location], as more particularly described in Exhibit A attached hereto and made a part hereof, together with all buildings, structures, fixtures and improvements located thereon, except to the extent owned by Lessee (collectively, the “Property”).

B.       The Depositor and CTC have agreed to form a statutory trust in accordance with Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §3801, et seq. (the “Statutory Trust Act”).

C.       As of the Effective Date, the Depositor is the sole Beneficial Owner as evidenced by its ownership of 100% of the Class 2 Beneficial Interests.

D.       After the issuance of the Conversion Notice, certain Persons will acquire Class 1 Beneficial Interests in the Trust, as evidenced by newly-issued Class 1 Beneficial Ownership Certificates or otherwise, in exchange for payment of money to the Trust and become Class 1 Beneficial Owners in accordance with the provisions of this Trust Agreement, which money will be used in part to establish reserves and in part to repurchase a pro rata portion of the Class 2 Beneficial Interest held by the Depositor.

E.       The Trust will retain Trust Manager as the Manager of the Trust to undertake certain actions and perform certain duties that would otherwise be performed by the Trust.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

Section 1.1.           Definitions. Capitalized terms used in this Trust Agreement shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Applicable Laws” shall mean all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations and court orders.

“Beneficial Interest” means a beneficial interest in the Trust, as such term is used in the Statutory Trust Act, all of which interests shall be either Class 1 Beneficial Interests or the Class 2 Beneficial Interest.

“Beneficial Owner” means each Person who, at the time of determination, holds a Beneficial Interest as reflected on the most recent Ownership Records.

“Beneficial Ownership Certificate” means a certificate, stating whether it is a Class 1 Beneficial Ownership Certificate or a Class 2 Beneficial Ownership Certificate, in substantially the form of Exhibit B-1 or Exhibit B-2, respectively, evidencing a Beneficial Interest in the Trust.

“Benefit Plan Investor” shall mean (i) any “employee benefit plan” as defined in Section 3(3) of ERISA, which includes any “employee pension benefit plan” or “employee welfare benefit plan” as defined in ERISA, whether or not such plan is subject to Title I of ERISA, (ii) any plan described in Section 4975(e)(1) of the Code, including individual retirement accounts and Keogh plans, and (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in such entity.

“Business Day” is any day other than a Saturday, Sunday or legal holiday in the State of Delaware.

“Capital Expenditure Reserve” has the meaning given to such term in Section 5.8.

“Cash Amount” has the meaning given to such term in Section 9.1(b).

“Certificate of Trust” means the certificate of trust of the Trust in substantially the form of Exhibit C.

“Class 1 Beneficial Interests” means the Beneficial Interests held by the Investors. The issued Class 1 Beneficial Interests, along with any outstanding and unredeemed Class 2 Beneficial Interest, if any, collectively equal 100% of the Beneficial Interests.

“Class 2 Beneficial Interest” means the Beneficial Interest held by the Depositor.

“Class 1 Beneficial Owners” means the Investors.

“Class 2 Beneficial Owner” means the Depositor.

“Class 1 Beneficial Ownership Certificates” means any Beneficial Ownership Certificates issued to the Investors.

“Class 2 Beneficial Ownership Certificate” means any Beneficial Ownership Certificate issued to the Depositor.

“Closing Date” means that date of the first sale of Class 1 Beneficial Interests in the Trust to the Investors.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise. “Controlled” and “Controlling” shall have correlative meanings.

“Conversion Notice” means the notice, in substantially the form of Exhibit F, issued by the Depositor to the Delaware Trustee and the Manager stating that the provisions of Section 3.3(c) shall become effective upon receipt of the notice by the Delaware Trustee.

“CTC” has the meaning given to such term in the introductory paragraph hereof.

“Delaware Trustee” means the Person serving, at the time of determination, as the Delaware Trustee under this Trust Agreement. As of the Effective Date, the Delaware Trustee is CTC.

“Depositor” has the meaning given to such term in the introductory paragraph hereof.

“Dissenting Beneficial Owner” has the meaning given to such term in Section 9.2(b).

“Dissenting Notice” has the meaning given to such term in Section 9.2(b).

“Effective Date” means the date of this Trust Agreement as specified in the introductory paragraph hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Right” has the meaning given to such term in Section 9.1(b).

“Exhibit” means an exhibit attached to this Trust Agreement, unless otherwise specified.

“Financing Documents” means the Loan Agreement, the Note, the Mortgage, the Environmental Indemnity, the Guaranty Agreement and any other documents or agreements evidencing, securing or otherwise relating to the Loan, as the same have been or may have been modified, amended or restated.

“Initial Exchange Right” has the meaning given to such term in Section 9.1(a).

“Investors” means the Persons who purchase Class 1 Beneficial Interests in the Trust.

“Lease” means the lease agreement between [Landlord] and [Tenant], and assigned to the Trust together with all amendments, supplements and modifications thereto.

“Lender” means [Lender Name], together with its successors, assigns and transferees.

“Lessee” means [Tenant], and its successors and assigns.

“LLC” has the meaning given to such term in Section 10.2.

“Loan” means that certain loan from Lender to the Trust in the original principal amount of $_________ secured by, among other things, the Property.

“Loan Agreement” means that certain Loan Agreement dated as of September ___, 2017 between the Trust and the Lender, as amended.

“Manager” means the Person serving, at the time of determination, as the manager under this Trust Agreement. As of the Effective Date, the Manager is Trust Manager.

“Manager Covered Expenses” has the meaning given to such term in Section 5.4.

“Manager Indemnified Persons” has the meaning given to such term in Section 5.4.

“Mortgage” means the Deed of Trust and Security Agreement, dated as of September __, 2017, executed by the Trust in favor of the Lender.

“Note” means the Promissory Note made by the Trust in the original principal amount of $_________ relating to the Loan.

“Notice of Exchange” means a notice in similar form to that provided as Exhibit G-1 or Exhibit G-2 to this Trust Agreement and as required by Section 9.1(a) or (b).

“Offered Interest” means a Class 1 Beneficial Interest, or portion thereof, that is being offered for sale pursuant to a Third-Party Offer.

“Offeree” means, with respect to a Third-Party Offer, (i) the Operating Partnership and (ii) each Class 1 Beneficial Owner other than the Selling Beneficial Owner in the event the Operating Partnership does not exercise its right of first refusal in the Offered Interest.

“Operating Partnership” has the meaning given such term in Section 9.1(a).

“Ownership Records” means the records maintained by the Manager, or such third party service provider as the Manager may engage in its sole discretion, indicating from time to time the name, mailing address, and Percentage Share of each Beneficial Owner, which records shall initially indicate the Depositor as the sole Beneficial Owner and shall be revised by the Manager contemporaneously to reflect the issuance of Beneficial Interests (and Beneficial Ownership Certificates, if any) in accordance with this Trust Agreement, changes in mailing addresses, or other changes.

“Percentage Share” means, for each Beneficial Owner, the percentage of the aggregate Beneficial Interests in the Trust held by such Beneficial Owner as reflected on the most recent Ownership Records.

“Permitted Investment” has the meaning given to such term in Section 7.2.

“Permitted Transfer” means the transfer of a Class 1 Beneficial Interest (i) by devise, descent or by operation of law upon the death of a Class 1 Beneficial Owner or the member, partner, or stockholder of a Class 1 Beneficial Owner, (ii) by gift, (iii) by an individual to a trust or other entity created for estate planning purposes primarily for the benefit of such individual or (iv) by an Investor pursuant to Article 9 of this Trust Agreement; provided, however, that the transferee in any such transfer pursuant to items (i) through (iv) must be an accredited investor or acting in a fiduciary capacity for a person meeting such condition.

“Person” means a natural person, corporation, limited liability company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust, statutory trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

“Property” has the meaning given to such term in Recital A hereof and as described in greater detail in Exhibit A.

“Purchase Agreement” means the agreement to be entered into by the Trust (through the Manager) and each Investor with respect to the acquisition of Class 1 Beneficial Interests by the Investors.

“Receipt Date” has the meaning given to such term in Section 9.3.

“Regulations” means U.S. Treasury Regulations promulgated under the Code.

“Reserves” has the meaning given to such term in Section 7.2.

“Retention Notice” has the meaning given to such term in Section 9.2(a).

“ROFR Notice” has the meaning given to such term in Section 6.4(b).

“Secondary Exchange Right” has the meaning given to such term in Section 9.1(b).

“Secondary Trigger Date” has the meaning given to such term in Section 9.1(b).

“Secretary of State” has the meaning given to such term in Section 2.1(b).

“Section” means a section of this Trust Agreement, unless otherwise specified.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Beneficial Owner” means a Class 1 Beneficial Owner who receives a Third-Party Offer.

“Signatory Trustee” has the meaning given to such term in Section 4.8.

“Single Purpose Entity” has the meaning given to such term in Section 3.2(b).

“Statutory Trust Act” has the meaning given to such term in Recital B hereof.

“Third-Party Offer” means an offer to purchase all or a portion of a Class 1 Beneficial Interest or a controlling ownership interest in the Selling Beneficial Owner that (i) is for a specified price and stated terms, (ii) is made by a Person, identified therein by name and address and (iii) contains all terms and conditions of the proposed purchase and sale thereof. A “Third Party Offer” shall not include transfers to an Affiliate and shall not constitute a valid transfer unless the transferee is an accredited investor or acting in a fiduciary capacity for a person meeting such condition.

“Transaction Documents” means this Trust Agreement, the Lease, the Financing Documents and the Purchase Agreement, together with any other documents to be executed in furtherance of the investment activities of the Trust.

“Transfer Distribution” has the meaning given to such term in Section 10.2.

“Trust” means [TRUST NAME], DST, a Delaware statutory trust formed by and in accordance with, and governed by, this Trust Agreement.

“Trust Agreement” has the meaning given to such term in the introductory paragraph hereof.

“Trust Estate” means all of the Trust’s right, title, and interest in and to the Property, the Lease and any and all other property and assets (whether tangible or intangible) in which the Trust at any time has any right, title or interest.

“Trust Manager” has the meaning given to such term in the introductory paragraph hereof.

“Trustee Covered Expenses” has the meaning given to such term in Section 4.5.

“Trustee Indemnified Persons” has the meaning given to such term in Section 4.5.

“Units” has the meaning given to such term in Section 9.1(a).

ARTICLE 2
GENERAL MATTERS

Section 2.1.           Organizational Matters.

(a)           CTC has been appointed as the Delaware Trustee, and accepted such appointment, pursuant and subject to this Trust Agreement.

(b)          The Delaware Trustee has executed and filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) the Certificate of Trust.

(c)          The name of the Trust is “[TRUST NAME], DST.” The Manager shall have full power and authority, and is hereby authorized, to conduct the activities of the Trust, execute and deliver all documents (including, without limitation, the Transaction Documents) for or on behalf of the Trust, and cause the Trust to sue or be sued under its name. Any reference to the Trust shall be a reference to the statutory trust formed pursuant to the Certificate of Trust and this Trust Agreement and not to the Delaware Trustee, the Signatory Trustee or the Manager individually or to the officers, agents or employees of the Trust, the Delaware Trustee, the Signatory Trustee or the Manager.

(d)          The principal office of the Trust, and such additional offices as the Manager may determine to establish, shall be located at such places inside or outside of the State of Delaware as the Manager shall designate from time to time. As of the Effective Date, the principal office of the Trust is located at 1901 Main Street, Lake Como, New Jersey 07719.

(e)           Legal title to the Trust Estate shall be vested in the Trust as a separate legal entity.

Section 2.2.           Declaration of Trust and Statement of Intent.

(a)           The Trust hereby declares that it shall hold the Trust Estate in trust for the benefit of the Beneficial Owners upon the terms set forth in this Trust Agreement.

(b)          It is the intention of the parties that the Trust constitute a “statutory trust,” the Delaware Trustee is a “trustee,” the Manager is an “agent” of the Trust, the Signatory Trustee is a co-trustee (subject to the limitations provided for in Section 4.8 hereof), the Beneficial Owners are “beneficial owners,” and this Trust Agreement is the “governing instrument” of the Trust, each within the respective meaning of such term as provided in or as used in the Statutory Trust Act.

(c)           The Trust shall allow for the designation of officers from time to time, and hereby creates the position of Vice President of the Trust. The Manager, on behalf of the Trust, hereby appoints William Dioguardi, Coby Johnson and John Warch as Vice Presidents of the Trust, and grants each of these persons individually the power to act and sign documents on behalf of the Trust. The Manager may appoint additional Vice Presidents, replace any Vice President and/or eliminate any and all Vice President positions in its/their entirety at the Manager’s sole discretion.

Section 2.3.          Purposes. The purposes of the Trust are solely to engage in the following activities: (i) to acquire the Property and enter into the Loan; (ii) to hold for investment, lease, maintain and eventually dispose its interest in the Property; and (iii) to take only such other actions as the Manager deems necessary or appropriate to carry out the foregoing.

ARTICLE 3
PROVISIONS RELATING TO THE LOAN AND TAX TREATMENT

Section 3.1.          Article 3 Supersedes All Other Provisions of this Trust Agreement. This Article 3 contains certain provisions required by the Lender in connection with the Loan or intended to achieve the desired treatment of the Trust and Beneficial Interests for United States federal income tax purposes. To the extent of any inconsistency between this Article 3 and any other provision of this Trust Agreement, this Article 3 shall supersede and be controlling; provided, for the avoidance of doubt, that nothing in this Article 3 shall limit or impair the Trust’s power and authority to execute and deliver, and to perform its obligations under, the Transaction Documents, and further provided that the requirements of this Article 3 shall be enforceable to the maximum extent permissible under the Statutory Trust Act.

Section 3.2.           Provisions Relating to the Loan.

(a)           This Section 3.2 is intended to qualify the Trust as a “single purpose entity” for purposes of the Loan. So long as the Loan remains outstanding, the provisions of this Section 3.2 shall be in full force and effect. The terms of this Trust Agreement are further limited by and subject to the provisions of the Financing Documents while the Loan remains outstanding.

(b)          Until the Loan is paid in full, the Trust must remain a Single Purpose Entity. A “Single Purpose Entity” means with respect to the Trust, a Delaware statutory trust or, following a Transfer Distribution, a limited liability company, which shall at all times comply with the following requirements unless it has received either prior consent to do otherwise from Lender or a permitted administrative agent thereof, or, while the Loan is securitized, confirmation from each of the applicable Rating Agencies (as defined in the Loan Agreement) that such noncompliance would not result in the requalification, withdrawal, or downgrade of the ratings of any Securities or any class thereof (hereinafter referred to as the Trust and the Special Purpose Entity):

(1)          has not owned, does not own and will not own any asset or property other than (i) in the case of the Trust, (A) the Property and (B) incidental personal property necessary for the ownership, management or operation of the Property, and (ii) in the case of Signatory Trustee, (A) the rights as signatory trustee of the Trust and (B) incidental personal property necessary therefor;

(2)          has not engaged, does not engage, and will not engage in any business other than (i) in the case of the Trust, the ownership, management and operation of the Property, and (ii) in the case of Signatory Trustee, acting as signatory trustee of the Trust, and each Special Purpose Entity will conduct and operate its business as presently conducted and operated;

(3)         has not entered into and is not a party to and will not enter into or be a party to any contract or agreement with any Affiliate of such Special Purpose Entity, any constituent party of such Special Purpose Entity or any Affiliate of any constituent party, except in the ordinary course of business and on terms and conditions that are disclosed to Lender in advance and that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than any such party;

(4)          has not incurred and will not incur any Indebtedness (as defined in the Loan Agreement) other than (i) in the case of the Trust, (A) the Debt (as defined in the Loan Agreement) and (B) unsecured trade payables and operational debt (excluding so-called property-assessed clean energy or similar loans) not evidenced by a note and in an aggregate amount not exceeding three percent (3%) of the original principal amount of the Loan at any one time; provided that any Indebtedness incurred pursuant to subclause (B) shall be (x) not more than sixty (60) days past due and (y) incurred in the ordinary course of business (the Indebtedness (as defined in the Loan Agreement) described in the foregoing clauses (A) and (B) is referred to herein, collectively, as “Permitted Indebtedness”); provided, that no Indebtedness other than the Debt may be secured (subordinate or pari passu) by the Property, and (ii) in the case of Signatory Trustee, unsecured trade payables incurred in the ordinary course of business related to the ownership of an interest in the Trust that (A) do not exceed at any one time $10,000.00, and (B) are paid within thirty (30) days after the date incurred;

(5)          has not made and will not make any loans or advances to any Person (including any Affiliate or constituent party), and has not acquired and shall not acquire obligations or securities of its Affiliates;

(6)          is and intends to remain solvent and has paid and will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due; provided, that compliance with this Section 3.2(b)(6) shall not require any member or beneficial interest holder of such Special Purpose Entity to make any additional capital contributions to such Special Purpose Entity;

(7)         has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and will not (i) terminate or fail to comply with the provisions of its organizational documents, or (ii) unless (A) Lender has consented (such consent not to be unreasonably withheld, conditioned or delayed) and (B) following a Securitization (as defined in the Loan Agreement) of the Loan, the Rating Agencies (as defined in the Loan Agreement) have issued a Rating Agency Confirmation (as defined in the Loan Agreement) in connection therewith, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents;

(8)          has maintained and will maintain all of its accounts, books, records, financial statements and bank accounts separate from those of its Affiliates and any other Person. Special Purpose Entity’s assets have not been and will not be listed as assets on the financial statement of any other Person; provided, however, that such Special Purpose Entity’s assets may be included in a consolidated financial statement of its Affiliates if (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of such Special Purpose Entity and such Affiliates and to indicate that such Special Purpose Entity’s assets and credit are not available to satisfy the debts and other obligations of such Affiliates or any other Person, and (ii) such assets shall be listed on such Special Purpose Entity’s own separate balance sheet. Special Purpose Entity has and will file its own tax returns (to the extent such Special Purpose Entity is required to file any such tax returns) and will not file a consolidated federal income tax return with any other Person. Special Purpose Entity has maintained and shall maintain its books, records, resolutions and agreements as official records;

(9)          has been and will be, and has held and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of such Special Purpose Entity or any constituent party of such Special Purpose Entity), has corrected and shall correct any known misunderstanding regarding its status as a separate entity, has conducted and shall conduct business in its own name, has not identified and shall not identify itself or any of its Affiliates as a division or part of the other, and has maintained and shall maintain and utilize separate stationery, invoices and checks bearing its own name;

(10)        has maintained and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; provided, that compliance with this Section 3.2(b)(10) shall not require any member or beneficial interest holder of such Special Purpose Entity to make any additional capital contributions to such Special Purpose Entity;

(11)        has not, nor has any constituent party, sought nor will seek or effect the liquidation, dissolution, winding up, consolidation or merger, in whole or in part, of such Special Purpose Entity;

(12)        has not commingled and will not commingle the funds and other assets of such Special Purpose Entity with those of any Affiliate or constituent party or any other Person, and has held and will hold all of its assets in its own name;

(13)        has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party or any other Person;

(14)        has not assumed or guaranteed or become obligated for the debts of any other Person and has not held itself out to be responsible for or have its credit available to satisfy the debts or obligations of any other Person, and will not assume or guarantee or become obligated for the debts of any other Person and does not and will not hold itself out to be responsible for or have its credit available to satisfy the debts or obligations of any other Person;

(15)        will comply with or cause the compliance with all the organizational documents of such Special Purpose Entity;

(16)        has not permitted and will not permit any Affiliate or constituent party independent access to its bank accounts;

(17)        has paid and shall pay the salaries of its own employees (if any) from its own funds and has and shall maintain a sufficient number of employees (if any) in light of its contemplated business operations; provided, that compliance with this Section 3.2(b)(17) shall not require any member or beneficial interest holder of such Special Purpose Entity to make any additional capital contributions to such Special Purpose Entity;

(18)        has compensated and shall compensate each of its consultants and agents from its funds for services provided to it and pay from its own assets all obligations of any kind incurred; provided, that compliance with this Section 3.2(b)(18) shall not require any member or beneficial interest holder of such Special Purpose Entity to make any additional capital contributions to such Special Purpose Entity.

(19)        has not, and without the unanimous consent of all of its members, partners, directors or managers (including, in the case of the Trust, the Signatory Trustee) will not, take any action that might reasonably be expected to cause such Special Purpose Entity to become insolvent;

(20)        has allocated and will allocate fairly and reasonably any shared expenses, including shared office space;

(21)        has not pledged and will not pledge its assets for the benefit of any other Person, except in connection with the Loan;

(22)        either (i) has no, and will have no, obligation to indemnify its officers, directors, managers, members, shareholders or partners, as the case may be, or (ii) if it has any such obligation, such obligation is fully subordinated to the Debt and will not constitute a claim against such Special Purpose Entity if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation;

(23)        will consider the interests of such Special Purpose Entity’s creditors in connection with all trust, limited liability company or limited partnership actions;

(24)             has not and will not have any of its obligations guaranteed by any Affiliate, except as provided in the Loan Documents;

(25)        in the case of the Trust, has organizational documents that provide that the Trust shall have (and the Trust shall at all times cause there to be) at least one (1) duly appointed Delaware Trustee of the Trust;

(26)        has organizational documents that provide that as long as any portion of the Obligations remains outstanding;

a.             such Special Purpose Entity will not:

i.                dissolve, merge, liquidate or consolidate, except as provided below;

ii.               except in connection with a sale or other transfer permitted under the Loan Documents, sell all or substantially all of its assets;

iii.              amend its organizational documents with respect to the matters set forth in this Section 3.2(b), without the prior written consent of Lender; or

iv.              without the affirmative vote of all directors or managers of such Special Purpose Entity, take any Material Action (as defined in the Loan Agreement) with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest.

b.            such Special Purpose Entity shall be dissolved, and its affairs shall be wound up, only upon the first to occur of the following: (A) the termination of the legal existence of the last remaining owner or member, as applicable, of such Special Purpose Entity or the occurrence of any other event which terminates the continued ownership or membership, as applicable of the last remaining owner or member of such Special Purpose Entity in such Special Purpose Entity unless the business of such Special Purpose Entity is continued in a manner permitted by its operating agreement or the Delaware Limited Liability Company Act (the “Act”), (B) the entry of a decree of judicial dissolution under Section 18-802 of the Act, or (C) in the case of the Trust, in connection with a Conversion pursuant to the terms and conditions of the Loan Agreement;

c.            the bankruptcy of any member of Signatory Trustee shall not cause such member to cease to be a member of Signatory Trustee and upon the occurrence of such an event, the business of Signatory Trustee shall continue without dissolution;

d.            in the event of the dissolution of such Special Purpose Entity, such Special Purpose Entity shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of such Special Purpose Entity in an orderly manner), and the assets of such Special Purpose Entity shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act and 12 Delaware Code Section 3801, et. seq.; and

e.             to the fullest extent permitted by law, each member of such Special Purpose Entity shall irrevocably waive any right or power that they might have to cause such Special Purpose Entity or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Trust, to compel any sale of all or any portion of the assets of such Special Purpose Entity pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of such Special Purpose Entity.

(27)             in the case of the Trust, has one (1) signatory trustee that is a Special Purpose Entity; and

(28)             in the case of the Trust, its organizational documents shall provide that the Trust shall maintain (and the Trust shall at all times cause there to be), at all times during the Term, at least one (1) Delaware Trustee, who shall have the authority to terminate the Trust Agreement of the Trust by converting the Trust into a Delaware limited liability company in form and substance satisfactory to Lender in accordance with the provisions of Section 10.2 hereof.

(c)           The bankruptcy of the final Beneficial Owner of the Trust shall not cause the final Beneficial Owner to cease to be a Beneficial Owner of the Trust and upon the occurrence of such an event, the business of the Trust shall continue without dissolution.

(d)          In the event of the dissolution of the Trust, the Trust shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Trust in an orderly manner), and the assets of the Trust shall be applied in the manner, and in the order of priority, set forth in the Act.

(e)          To the fullest extent permitted by law, each of the Beneficial Owners of the Trust irrevocably waive any right or power that they might have to cause the Trust or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Trust, to compel any sale of all or any portion of the assets of the Trust pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Trust.

(f)           Until the Loan is paid in full, no tenancy-in-common or other partial interests in the Property shall be issued or distributed to any Person.

Section 3.3.           Provisions Relating to Tax Treatment.

(a)          Prior to the issuance of the Conversion Notice, the sole Beneficial Owner of the Trust shall be the Depositor. The rights of the Depositor (as the Class 2 Beneficial Owner) with respect to the assets and property held by the Trust, as provided in Section 6.11, are such that the Trust will be characterized prior to the issuance of the Conversion Notice as a “business entity” within the meaning of Regulations Section 301.7701-3. Because the Depositor will be the sole Beneficial Owner, the Trust will be characterized as a disregarded entity, and all assets and property of the Trust shall be treated for federal income tax purposes as assets and property of the Depositor.

(b)           Upon the issuance of the Conversion Notice, the special rights of the Depositor (as the Class 2 Beneficial Owner) set forth in Section 6.11 will terminate, as set forth in Section 6.12, and the Depositor will have the same rights as any Class 1 Beneficial Owner.

(c)           It is the intention of the parties hereto that upon and at all times after the issuance of the Conversion Notice that the Trust shall constitute an “investment trust” within the meaning of Regulations Section 301.7701-4(c) and each Beneficial Owner shall be treated as a “grantor” within the meaning of Code Section 671. As such, the parties further intend that each Beneficial Owner shall be treated for federal income tax purposes as if it holds a direct ownership interest in the Trust and, through the Trust, the Property. Each Beneficial Owner agrees to report its interest in the Trust in a manner consistent with the foregoing and otherwise not to take any action that would be inconsistent with the foregoing. Upon and after issuance of the Conversion Notice, none of the Delaware Trustee, the Manager, the Beneficial Owners and/or the Trust shall have power and authority, or shall be authorized, and each of them is hereby expressly prohibited from taking, and none of them shall be allowed to take, any of the following actions:

(1)          sell, transfer or exchange the Trust Estate, except as required or permitted under Article 9 or Article 10;

(2)          invest or reinvest any monies of the Trust, except as permitted hereunder or in accordance with Section 7.2;

(3)          renegotiate the terms of the Loan or enter into new financing (except in the case of the Lessee’s bankruptcy or insolvency);

(4)          renegotiate the Lease or enter into new leases (except in the case of the Lessee’s bankruptcy or insolvency);

(5)          make modifications to the Property (other than minor non-structural modifications) unless required by law;

(6)          accept any capital from a Beneficial Owner (other than the initial capital received from an Investor that will be paid to the Depositor and reduce the Depositor’s Percentage Shares); or

(7)          take any other action which would in the opinion of tax counsel to the Trust cause the Trust to be treated as a business entity for federal income tax purposes if the effect would be that such action or actions would constitute a power under the Trust Agreement to “vary the investment of the certificate holders” under Regulations Section 301.7701-4(c)(1) and Rev. Rul. 2004-86, 2004-33 I.R.B. 191.

The Trust shall hold the Trust Estate for investment purposes. The activities of the Trust with respect to the Trust Estate shall be limited to the activities which are customary services in connection with the holding of the Trust Estate and none of the Delaware Trustee, the Beneficial Owners, the Manager nor their agents shall provide non-customary services, as such term is defined in Code Sections 512 and 856 and Rev. Rul. 75-374, 1975-2 C.B. 261. Without limiting the generality of the foregoing, upon and after issuance of the Conversion Notice (i) none of the Delaware Trustee, the Manager, the Lessee, the Beneficial Owners or the Trust shall have any power or authority to undertake any actions that are not permitted to be undertaken by an entity that is classified as a “trust” within the meaning of Regulations Section 301.7701-4 and not classified as a “business entity” within the meaning of Regulations Section 301.7701-3, and (ii) this Trust Agreement shall be interpreted and enforced so as to be in compliance with the requirements of Rev. Rul. 2004-86.

For federal income tax purposes, after issuance of the Conversion Notice, the Trust is intended to be and shall constitute an “investment trust” within the meaning of Regulations Section 301.7701-4(c) and shall not constitute a “business entity.”

ARTICLE 4
CONCERNING THE Delaware TRUSTEE and the Signatory Trustee

Section 4.1.          Power and Authority. The Delaware Trustee shall have the power and authority, and is hereby authorized and empowered, to (i) accept legal process served on the Trust in the State of Delaware; and (ii) execute any certificates that are required to be executed under the Statutory Trust Act and file such certificates in the office of the Secretary of State, and take such action or refrain from taking such action under this Trust Agreement as may be directed in a writing delivered to the Delaware Trustee by the Manager; provided, however, that the Delaware Trustee shall not be required to take or to refrain from taking any such action if the Delaware Trustee shall believe, or shall have been advised by counsel, that such performance is likely to involve the Delaware Trustee in personal liability or to result in personal liability to the Delaware Trustee, or is contrary to the terms of this Trust Agreement or of any document contemplated hereby to which the Trust or the Delaware Trustee is or becomes a party or is otherwise contrary to law. The Manager agrees not to instruct the Delaware Trustee to take any action or to refrain from taking any action that is contrary to the terms of this Trust Agreement or of any document contemplated hereby to which the Trust or the Delaware Trustee is or becomes party or that is otherwise contrary to law. Other than as expressly provided for in this Trust Agreement, the Delaware Trustee shall have no duty to take any action for or on behalf of the Trust.

Section 4.2.          Delaware Trustee May Request Direction. If at any time the Delaware Trustee determines that it requires or desires guidance regarding the application of any provision of this Trust Agreement or any other document, or regarding action that must or may be taken in connection herewith or therewith, or regarding compliance with any direction it received hereunder, then the Delaware Trustee may deliver a notice to a court of competent jurisdiction requesting written instructions as to the desired course of action, and such instructions from the court shall constitute full and complete authorization and protection for actions taken and other performance by the Delaware Trustee in reliance thereon. Until the Delaware Trustee has received such instructions after delivering such notice, it shall be fully protected in refraining from taking any action with respect to the matters described in such notice.

Section 4.3.          Delaware Trustee’s Capacity. In accepting the Trust hereby created, CTC acts solely as Delaware Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Trust Agreement, the Transaction Documents, or any other document shall look only to the Trust Estate for payment or satisfaction thereof. Notwithstanding any provision of this Trust Agreement or any other document to the contrary, under no circumstances shall CTC, in its individual capacity or in its capacity as Delaware Trustee, (i) have any duty to choose or supervise, nor shall it have any liability for the actions or inactions of, the Manager or any officer, manager, employee, or other Person (other than CTC and its own employees), or (ii) be liable or responsible for, or obligated to perform, any contract, representation, warranty, obligation or liability of the Trust, the Manager, or any officer, manager, employee, or other Person; provided, however, that this limitation shall not protect CTC against any liability to the Beneficial Owners to which it would otherwise be subject by reason of its willful misconduct, bad faith, fraud or gross negligence in the performance of its duties under this Trust Agreement.

Section 4.4.         Duties. None of the Delaware Trustee, CTC or any successor Delaware Trustee shall have any duty or obligation under or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, except as expressly provided by the terms of this Trust Agreement, and no implied duties or obligations shall be read into this Trust Agreement against the Delaware Trustee, CTC or any successor Delaware Trustee. The right of the Delaware Trustee to perform any discretionary act enumerated herein shall not be construed as a duty. To the fullest extent permitted by applicable law, including without limitation Section 3806 of the Statutory Trust Act, the Delaware Trustee’s, CTC’s or any successor Delaware Trustee’s duties (including fiduciary duties) and liabilities relating thereto to the Trust and the Beneficial Owners shall be restricted to those duties (including fiduciary duties) expressly set forth in this Trust Agreement and liabilities relating thereto.

Section 4.5.           Indemnification. The Beneficial Owners and the Trust, jointly and severally, hereby agree to: (i) reimburse the Delaware Trustee, CTC and/or any successor Delaware Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other professionals), incurred in connection with the negotiation, execution, delivery, or performance of, or exercise of rights or powers under, this Trust Agreement; (ii) to the fullest extent permitted by law, indemnify, defend and hold harmless the Delaware Trustee, CTC and/or any successor Delaware Trustee, and the officers, directors, employees and agents of the Delaware Trustee and/or any successor Delaware Trustee (collectively, including the Delaware Trustee, CTC and/or any successor Delaware Trustee in its individual capacity, the “Trustee Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements, taxes and penalties of any kind and nature whatsoever (collectively, “Trustee Covered Expenses”), to the extent that such Trustee Covered Expenses arise out of or are imposed upon or asserted at any time against any such Trustee Indemnified Persons, including without limitation on the basis of ordinary negligence on the part of any such Trustee Indemnified Persons, with respect to or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby; provided, however, that the Beneficial Owners or the Trust shall not be required to indemnify a Trustee Indemnified Person for Trustee Covered Expenses to the extent such Trustee Covered Expenses result from the willful misconduct, bad faith, fraud or gross negligence of such Trustee Indemnified Person; and (iii) to the fullest extent permitted by law, advance to each such Trustee Indemnified Person Trustee Covered Expenses incurred by such Trustee Indemnified Person in defending any claim, demand, action, suit or proceeding, in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, prior to the final disposition of such claim, demand, action, suit or proceeding, only upon receipt by any Beneficial Owner of an undertaking, by or on behalf of such Trustee Indemnified Person, to repay such amount if a court of competent jurisdiction renders a final, nonappealable judgment that includes a specific finding of fact that such Trustee Indemnified Person is not entitled to be indemnified therefor under this Section 4.5. The obligations of the Beneficial Owners and the Trust under this Section 4.5 shall survive the resignation or removal of the Delaware Trustee, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement; provided, however, a Beneficial Owner shall be released from and relieved of any and all obligations under this Section 4.5 that relate to any acts or events occurring in their entirety after the date on which such Beneficial Owner no longer owns any Beneficial Interest in the Trust. Notwithstanding the above, in all cases, the indemnification provided under this Section 4.5 shall be limited to and only paid out of the Trust Estate.

Section 4.6.          Removal; Resignation; Succession. The Delaware Trustee may resign at any time by providing prior written notice to the Manager, and such resignation shall become effective upon the acceptance of appointment by a successor Delaware Trustee as hereinafter provided. The Manager may at any time remove the Delaware Trustee for cause by providing written notice to the Delaware Trustee, and such removal shall become effective upon the acceptance of appointment by a successor Delaware Trustee as hereinafter provided. Cause shall only result from (i) the willful misconduct, bad faith, fraud or negligence of the Delaware Trustee, or (ii) the modification of the Delaware Trustee’s fees, as provided for in Section 4.7 hereof, without the express written consent of the Manager. In case of the removal or resignation of the Delaware Trustee, and with the prior written consent of Lender while the Loan remains outstanding, the Manager may appoint a successor by written instrument. If the Manager shall not have notified the Delaware Trustee, within sixty (60) days after the giving of such notice, that a successor Delaware Trustee shall have been appointed, the Delaware Trustee or any of the Beneficial Owners may apply to any court of competent jurisdiction in the United States to appoint a successor Delaware Trustee to act until such time, if any, as a successor shall have been appointed as provided above; provided, the Lender approves such appointment during any period in which the Loan remains outstanding. Any successor so appointed by such court shall immediately and without further act be superseded by any successor appointed as provided above within one (1) year from the date of the appointment by such court. Any successor, however appointed, shall execute and deliver to its predecessor Delaware Trustee an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Delaware Trustee in the trusts hereunder with like effect as if originally named the Delaware Trustee herein; but upon the written request of such successor, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor, and such predecessor shall duly assign, transfer, deliver and pay over to such successor all monies or other property then held by such predecessor upon the trusts herein expressed. Any right of the Beneficial Owners against a predecessor Delaware Trustee in its individual capacity shall survive the resignation or removal of such predecessor, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement.

Any successor Delaware Trustee, however appointed, shall be a bank or trust company satisfying the requirements of Section 3807(a) of the Statutory Trust Act. Any corporation into which the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Delaware Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Delaware Trustee may be transferred, shall, subject to the preceding sentence, be the Delaware Trustee under this Trust Agreement without further act.

Section 4.7.          Fees and Expenses. The Delaware Trustee shall receive as compensation for its services hereunder the amounts set forth on Exhibit H. The Delaware Trustee shall not have any obligation by virtue of this Trust Agreement to spend any of its own funds, or to take any action that could result in its incurring any cost or expense.

Section 4.8.           Signatory Trustee. The Manager may appoint in its sole discretion, from time to time, a co-trustee to serve with the Delaware Trustee for the limited purpose of executing any documentation that may require the signature of more than one trustee of the Trust (the “Signatory Trustee”). The Trust hereby grants the Signatory Trustee the power to act and sign documents on behalf of the Trust pursuant to the terms of this Section 4.8. The Manager may appoint additional Signatory Trustees and replace any Signatory Trustee subject to the requirements of the Financing Documents. The Signatory Trustee shall not receive any compensation for its services. The initial Signatory Trustee shall be the Manager.

ARTICLE 5
CONCERNING THE MANAGER

Section 5.1.           Power and Authority. The investment activities and affairs of the Trust shall be managed exclusively by or under the direction of the Manager. The Manager shall have the power and authority, and is hereby authorized and empowered, to manage the Trust Estate and the investment activities and affairs of the Trust, subject to and in accordance with the terms and provisions of this Trust Agreement, provided that the Manager shall have no power to engage on behalf of the Trust in any activities that the Trust could not engage in directly, and further provided that the Manager shall at all times be subject to the control and authority of the Trust. The Manager shall have the power and authority, and is hereby authorized, empowered, and directed to enter into the Loan and assume the Lease and to enter into, execute and deliver (as applicable), and to cause the Trust to perform its obligations under, each of the Transaction Documents to which the Trust is or becomes a party or signatory.

Section 5.2.           Manager’s Capacity. The Manager acts solely as an agent of the Trust and not in its individual capacity, and all Persons having any claim against the Manager by reason of the transactions contemplated by this Trust Agreement, the Transaction Documents, or any other document shall look only to the Trust Estate for payment or satisfaction thereof. Notwithstanding any provision of this Trust Agreement to the contrary, the Manager shall not have any liability to any Person except for its own willful misconduct, bad faith, fraud or gross negligence, subject to the limitations detailed in Section 5.4.

Section 5.3.           Duties.

(a)          The Manager has primary responsibility for performing the administrative actions set forth in this Section 5.3. In addition, the Manager shall have the obligations with respect to a potential sale or transfer of the Trust Estate as set forth in Article 9 and Article 10. The Manager shall also have the authority to approve and cause the Trust to enter into the Loan and the Lease and to enter into the Financing Documents. The Manager shall not have any duty or obligation under or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, except as expressly provided by the terms of this Trust Agreement, and no implied duties or obligations shall be read into this Trust Agreement against the Manager. The right of the Manager to perform any discretionary act enumerated herein shall not be construed as a duty. To the fullest extent permitted by applicable law, including without limitation Section 3806 of the Statutory Trust Act, the Manager’s duties (including fiduciary duties) and liabilities relating thereto to the Trust and the Beneficial Owners shall be restricted to those duties (including fiduciary duties) expressly set forth in this Trust Agreement and liabilities relating thereto.

(b)           Without limiting the generality of Section (a) above, the Manager, for and on behalf of the Trust, is hereby authorized and directed to take each of the following actions necessary to conserve and protect the Trust Estate:

(1)          to the extent applicable, comply with the terms of the Financing Documents, including but not limited to creating and maintaining any accounts or reserves required by the Financing Documents;

(2)          to the extent applicable, comply with the terms of the Lease;

(3)          collect rents and make distributions in accordance with Article 7;

(4)          enter into any agreement for purposes of completing tax-free exchanges involving Beneficial Interests with a “Qualified Intermediary” as defined in Regulations Section 1.1031(k)-1(g)(4)(iii);

(5)          acquire and maintain any insurance required of the Trust under the Transaction Documents;

(6)          notify the relevant parties of any default by them under the Transaction Documents;

(7)          take any action which in the reasoned opinion of tax counsel to the Trust, should not have an adverse effect on either the treatment of the Trust as an “investment trust” within the meaning of Regulations Section 301.7701-4(c) or each Beneficial Owner as a “grantor” within the meaning of Code Section 671;

(8)          make or cause to be made any repairs necessary to maintain the Property subject to the terms of the Lease;

(9)          provide asset management services in relation to the Property (and, as it deems appropriate, engage a third party or Affiliate to provide local management services in connection with the Property, subject to the limitations on certain “non-customary services”, as such term is defined in Code Sections 512 and 856 and Rev. Rul. 75-374, 1975-2 C.B. 261); and

(10)        solely to the extent necessitated by the bankruptcy or insolvency of the Lessee, if the Trust has not terminated under Section 10.2, enter into a new lease with respect to the Property, amend the existing lease at the Property, or renegotiate or refinance any debt secured by the Property (including, without limitation, the Loan).

The foregoing notwithstanding, from and after the issuance of the Conversion Notice, in accordance with Section 3.3(c), under no circumstances shall the power or authority of the Manager include the ability to take any actions which would cause the Trust to cease to constitute an “investment trust” within the meaning of Regulations Section 301.7701-4(c). After issuance of the Conversion Notice, the power and authority of the Manager shall be strictly and narrowly construed so as to preserve and protect the status of the Trust as an “investment trust” for federal income tax purposes.

(c)          The Manager shall keep customary and appropriate books and records relating to the Trust and the Trust Estate and shall certify reports regarding same to the Lender, if required by the Financing Documents. The Manager shall maintain appropriate books and records in order to provide reports of income and expenses to each Beneficial Owner as necessary for such Beneficial Owner to prepare his/her income tax returns regarding the Trust Estate. All receipts and disbursements on behalf of the Trust shall be recorded in such a manner that transactions pertaining to the Trust will be readily accessible. Payables and receivables for the Trust shall be reconciled on the books by the Manager on a periodic basis and payment will thereupon obtained from or made to the Trust as applicable. Any books or records kept pursuant to this Section 5.3(c) shall be the sole property of the Trust. The Manager shall keep separate checking accounts for the Manager and the Trust for funds relating to the Properties. No monies collected by the Manager on the Trust’s behalf will be commingled with the funds of the Manager.

(d)          The Manager shall promptly furnish to the Beneficial Owners copies of all reports, notices, requests, demands, certificates, financial statements and any other writings required to be distributed to them pursuant to the Transaction Documents, unless the Manager reasonably believes the same to have been sent directly to the Beneficial Owners, and promptly shall furnish to the Lender those documents as required by the Financing Documents.

(e)          The Manager shall not be required to act or refrain from acting under this Trust Agreement or the Financing Documents if the Manager reasonably determines, or has been advised by counsel, that such actions or inactions may result in personal liability, unless the Manager is indemnified by the Trust and the Beneficial Owners against any liability and costs (including reasonable legal fees and expenses) which may result in a manner and form reasonably satisfactory to the Manager.

(f)           The Manager shall not, on its own behalf (in contrast to actions that the Manager is required to perform on behalf of the Trust), have any duty to (i) file, record or deposit any document or to maintain any such filing, recording or deposit or to refile, rerecord or redeposit any such document, (ii) obtain or maintain any insurance on the Property, (iii) maintain the Property, (iv) pay or discharge any tax levied against any part of the Trust Estate, (v) confirm, verify, investigate or inquire into the failure to receive any reports or financial statements from any party obligated under the Financing Documents to provide such, or (vi) inspect the Property at any time or to ascertain or inquire as to the performance or observance of any of the covenants of any Person under the Financing Documents.

(g)          The Manager shall manage, control, dispose of or otherwise deal with the Trust Estate consistent with its duties to conserve and protect the Trust Estate, subject to any restrictions required by the Financing Documents, or otherwise provided in this Trust Agreement.

(h)          Upon its receipt of a written request to do so, the Manager shall provide to each Person who becomes a Beneficial Owner a copy of this Trust Agreement.

(i)           The Manager shall impose such restrictions (including restrictions on transfers) as it shall deem necessary or appropriate for the purpose of ensuring that no Beneficial Interests are acquired or held by any person in breach of this Trust Agreement. In particular, the Manager shall ensure that no Beneficial Interests shall be sold or transferred to a Benefit Plan Investor or any other investor if, following the sale or transfer of such Beneficial Interests, the total investment by Benefit Plan Investors in the Trust shall equal more than 24.9% of the value of the total number of Beneficial Interests outstanding.

(j)            In the event the Manager determines that the ownership, or transfer of ownership, of any Beneficial Interests by a Beneficial Owner may result in the 24.9% limit described in Section 5.3(j) being exceeded, or may otherwise result in the assets of the Trust being deemed to be “plan assets” for purposes of ERISA, the Manager may give notice to such Beneficial Owner requiring the Beneficial Owner to transfer such Beneficial Interests to an entity which is not a Benefit Plan Investor. Until such transfer is effected, such Beneficial Owner shall not be entitled to any rights or privileges attaching to such Beneficial Interests. If such Beneficial Owner does not, within thirty (30) days of the receipt of such notice, transfer its Beneficial Interests to an entity which is not a Benefit Plan Investor, the Manager shall have the authority to take any action necessary to cause such Beneficial Owner to sell, transfer or redeem such Beneficial Interests.

(k)           The Manager shall provide to the Delaware Trustee a copy of the Ownership Records contemporaneously with each revision thereto.

Section 5.4.           Indemnification. The Class 1 Beneficial Owners and the Trust, jointly and severally, hereby agree to: (i) reimburse the Manager for all reasonable expenses (including reasonable fees and expenses of counsel and other professionals), incurred in connection with the negotiation, execution, delivery, or performance of, or exercise of rights or powers under, this Trust Agreement; (ii) to the fullest extent permitted by law, indemnify, defend and hold harmless the Delaware Trustee, the Depositor, the Trust Manager, the Manager, the Manager’s sole member, the Operating Partnership, Four Springs Capital Trust, and each of their respective members, managers, shareholders, partners, officers, directors, employees, consultants, affiliates and advisors (collectively, including the Manager and Trust Manager in its individual capacity, the “Manager Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel and other professionals), taxes and penalties of any kind and nature whatsoever (collectively, “Manager Covered Expenses”), to the extent that such Manager Covered Expenses arise out of or are imposed upon or asserted at any time against any such Manager Indemnified Persons, including without limitation on the basis of ordinary negligence on the part of any such Manager Indemnified Persons, with respect to or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby; provided, however, that the Class 1 Beneficial Owners or the Trust shall not be required to indemnify a Manager Indemnified Person for Manager Covered Expenses to the extent such Manager Covered Expenses result from the willful misconduct, bad faith, fraud or gross negligence of such Manager Indemnified Person; and (iii) to the fullest extent permitted by law, advance to each such Manager Indemnified Person Manager Covered Expenses incurred by such Manager Indemnified Person in defending any claim, demand, action, suit or proceeding, in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, prior to the final disposition of such claim, demand, action, suit or proceeding, only upon receipt by any Class 1 Beneficial Owner of an undertaking, by or on behalf of such Manager Indemnified Person, to repay such amount if a court of competent jurisdiction renders a final, nonappealable judgment that includes a specific finding of fact that such Manager Indemnified Person is not entitled to be indemnified therefor under this Section 5.4. The obligations of the Class 1 Beneficial Owners and the Trust under this Section 5.4 shall survive the resignation or removal of the Manager, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement; provided, however, a Class 1 Beneficial Owner shall be released from and relieved of any and all obligations under this Section 5.4 that relate to any acts or events occurring in their entirety after the date on which such Class 1 Beneficial Owner no longer owns any Class 1 Beneficial Interest in the Trust. Notwithstanding the above, in all cases, the indemnification provided under this Section 5.4 shall be limited to and only paid out of the Trust Estate. Notwithstanding anything to the contrary in this Agreement, any indemnification claim against the Trust arising under this Agreement, other than an indemnification claim arising under Section 4.5, the Certificate of Trust, or the laws of the State of Delaware, shall be fully subordinate to any obligations of the Trust arising under the Financing Documents, and shall only constitute a claim against the Trust to the extent of, and shall be paid by the Trust in monthly installments only from, the excess of net operating income for any month over all amounts then due under the Financing Documents. For the avoidance of misunderstanding, the two immediately preceding sentences shall have no application or relevance to any right or entitlement of CTC or the Delaware Trustee.

Section 5.5.          Fees and Expenses. The Manager shall receive an annual trust management fee equal to $25,403 (the “Trust Management Fee”), which shall be paid in equal monthly installments. The Manager shall not have any obligation by virtue of this Trust Agreement to spend any of its own funds, or to take any action that could result in its incurring any cost or expense including any fees incurred in engaging a third-party or Affiliate as property manager in accordance with 5.3(b)(9). Notwithstanding anything to the contrary in this Agreement, the Trust Management Fee and any other fees and expenses pursuant to this Section 5.5 shall be fully subordinate to any obligations of the Trust arising under the Financing Documents, and shall be paid by the Trust only from the excess of net operating income over all amounts then due under the Financing Documents.

Section 5.6.          Sale of Trust Estate by Manager Is Binding. Any sale or other conveyance of the Trust Estate or any part thereof by the Manager made for and on behalf of the Trust pursuant to the terms of this Trust Agreement shall bind the Trust and the Beneficial Owners and be effective to transfer or convey all rights, title and interest of the Trust and the Beneficial Owners in and to the Trust Estate.

Section 5.7.           Removal/Resignation; Succession. The Manager, subject to receipt of the written approval of the Lender, may resign at any time by providing prior written notice to the Delaware Trustee, and such resignation shall become effective upon the acceptance of appointment by a successor Manager as hereinafter provided. The Delaware Trustee may, with the prior written consent of the holders of at least two thirds (2/3rds) of the Beneficial Interests in the Trust and the written approval of the Lender, remove the Manager for cause by providing written notice to the Manager, and such removal shall become effective upon the acceptance of appointment by a successor Manager as hereinafter provided. Cause shall only result from the willful misconduct or gross negligence of the Manager. In case of the removal or resignation of the Manager, and with the prior written consent of Lender while the Loan remains outstanding, the Delaware Trustee may appoint a successor by written instrument. If a successor Manager shall not have been appointed within sixty (60) days after the giving of such notice, the Manager or any of the Beneficial Owners may apply to any court of competent jurisdiction in the United States to appoint a successor Manager to act until such time, if any, as a successor shall have been appointed as provided above, provided that the Lender approves such appointment during any period in which the Loan remains outstanding. Any successor so appointed by such court shall immediately and without further act be superseded by a successor appointed as provided above within one (1) year from the date of the appointment by such court. Any successor, however appointed, shall execute and deliver to its predecessor Manager an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the rights, powers and duties of the predecessor Manager in the trusts hereunder with like effect as if originally named the Manager herein; but upon the written request of such successor, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts herein expressed, all the rights, powers and duties of such predecessor. Any right of the Beneficial Owners against a predecessor Manager in its individual capacity shall survive the resignation or removal of such predecessor Manager, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement.

Section 5.8.          Capital Expenditure Reserve. The Manager shall have the power to establish a capital expenditure reserve on behalf of the Trust and for the benefit of the Property (the “Capital Expenditure Reserve”) in an initial amount of $142,500 and deposit monthly into such reserve an appropriate amount (or such amount as may be required by the Lender following notice to the Trust in accordance with the Financing Documents or as may be determined by the Manager in its discretion in accordance with Rev. Rul. 2004-86) from the base rent amounts received under the Lease. Such amount shall be held by or on behalf of the Trust and invested pursuant to the limitations provided under Section 7.2. Interest or other income earned on the Capital Expenditure Reserve shall be distributed to the Beneficial Owners as, and if, permitted in the Financing Documents. The Capital Expenditure Reserve is, and shall remain, the property of the Trust and any unused balance shall be distributed to the Beneficial Owners, in accordance with this Trust Agreement, upon the sale of the Trust Estate.

ARTICLE 6
BENEFICIAL INTERESTS

Section 6.1.           Issuance of Class 1 and Class 2 Beneficial Ownership Certificates.

(a)          Simultaneous with the execution of this Trust Agreement, the Trust shall issue a Class 2 Beneficial Ownership Certificate to the Depositor evidencing its Percentage Share. The Class 2 Beneficial Ownership Certificate, in substantially the form set forth in Exhibit B-2, shall be issued in unregistered form and delivered to, and recorded in the Ownership Records in the name of, the Depositor. Each Class 2 Beneficial Ownership Certificate (i) shall be printed and dated the date of its execution, (ii) shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistent herewith, be determined by the Manager, (iii) may have such insertions, omissions, substitutions and other variations as are required by this Trust Agreement and (iv) may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistent herewith, be approved by the Manager

(b)         No earlier than three (3) days after the issuance of the Conversion Notice, one or more Investors who have executed Purchase Agreement(s) shall contribute cash to the Trust, and the Trust shall issue a Class 1 Beneficial Ownership Certificate to each contributing Investor. Each Class 1 Beneficial Ownership Certificate, in substantially the form set forth in Exhibit B-1, shall be issued in unregistered form and delivered to, and recorded in the Ownership Records in the name of, the applicable Investor. Each Class 1 Beneficial Ownership Certificate (i) shall be printed and dated the date of its execution, (ii) shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistent herewith, be determined by the Manager, (iii) may have such insertions, omissions, substitutions and other variations as are required by this Trust Agreement and (iv) may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistent herewith, be approved by the Manager. Any portion of any Class 1 Beneficial Ownership Certificate may be set forth on the reverse or subsequent pages thereof.

(c)          The Manager is hereby authorized to execute each Beneficial Ownership Certificate for and on behalf of the Trust by the manual signature of any duly authorized officer of the Manager, such execution to constitute the authentication thereof.

(d)          Each Beneficial Ownership Certificate bearing the manual signature of any individual who at the time such Beneficial Ownership Certificate was executed was a duly authorized officer of the Manager shall bind the Trust, notwithstanding that any such individual has ceased to hold such office or to be a duly authorized officer of the Manager prior to the delivery of such Beneficial Ownership Certificate or at any time thereafter. No Beneficial Ownership Certificate shall be valid for any purpose unless it is executed on behalf of the Trust by the Manager. The signature of a duly authorized officer of the Manager on any Beneficial Ownership Certificate shall be conclusive evidence that such Beneficial Ownership Certificate has been duly executed and authenticated under this Trust Agreement.

(e)          Notwithstanding anything to the contrary in this Trust Agreement, any provisions of this Trust Agreement relating to Beneficial Ownership Certificates shall be construed as optional, and it shall be within the Manager’s sole discretion as to whether or not the Trust issues Beneficial Ownership Certificates pursuant to the terms and provisions of this Trust Agreement or, in the alternative, determines and evidences the fact of ownership of a Beneficial Interest in the Trust by registration or otherwise as contemplated in Section 3801(a) of the Act.

Section 6.2.           Ownership Records. The Manager shall at all times be the Person at whose office a Beneficial Ownership Certificate may be presented or surrendered for registration of transfer or for exchange and where notices and demands to or upon the Trust in respect of a Beneficial Ownership Certificate may be served. The Manager shall keep Ownership Records, which shall include records of the transfer and exchange of Beneficial Interests. Notwithstanding any provision of this Trust Agreement to the contrary, transfer of a Beneficial Interest in the Trust, or of any right, title or interest therein, shall occur only upon and by virtue of the entry of such transfer in the Ownership Records. In the event of any transfer permitted under the terms of this Trust Agreement, the Manager shall issue a new Beneficial Ownership Certificate setting forth the current percentage interest in the Trust held by such new Beneficial Owner, the transferring Beneficial Owner shall surrender its Beneficial Ownership Certificate for cancellation and if applicable the Manager shall issue a new Beneficial Ownership Certificate setting forth the Beneficial Interest retained by any transferring Beneficial Owner. Except as specifically permitted by Sections 6.4, 6.5 and 6.6, the Beneficial Ownership Certificates shall be non-transferable and may not be negotiated, endorsed or otherwise transferred to a holder.

Section 6.3.          Mutilated, Destroyed, Lost or Stolen Beneficial Ownership Certificates. If any Beneficial Ownership Certificate shall become mutilated, destroyed, lost or stolen, the Trust shall, upon the written request of the holder of any Beneficial Ownership Certificate thereof and presentation of the Beneficial Ownership Certificate or satisfactory evidence of destruction, loss or theft thereof to the Manager, issue and deliver in exchange therefor or in replacement thereof, a new Beneficial Ownership Certificate in the name of such Beneficial Owner evidencing the same Beneficial Interest and dated the date of its execution. If the Beneficial Ownership Certificate being replaced has become mutilated, such Beneficial Ownership Certificate shall be surrendered to the Manager. If the Beneficial Ownership Certificate being replaced has been destroyed, lost or stolen, the Beneficial Owner thereof shall furnish to the Trust and the Manager (i) a written indemnity by such Beneficial Owner to the Trust and the Manager which provides for such Person to save the Trust and the Manager harmless; and (ii) evidence satisfactory to the Trust and the Manager of the destruction, loss or theft of such Beneficial Ownership Certificate and of the ownership thereof. The applicable Beneficial Owner shall pay any tax imposed in connection therewith.

Section 6.4.           Restrictions on Transfer; Right of First Refusal.

(a)          A Class 1 Beneficial Interest, or any portion thereof, may not be assigned, transferred, encumbered, pledged or otherwise conveyed unless the Manager consents in writing to such assignment, transfer, encumbrance, pledge or conveyance, which consent may be withheld for any reason or no reason whatsoever. No Beneficial Owner shall transfer, assign, convey or offer to transfer all or any portion of a Beneficial Interest to a Benefit Plan Investor if, following such transfer or assignment, the total investment in the Trust by Benefit Plan Investors shall equal more than 24.9% of the value of the total number of Beneficial Interests outstanding. If given, consent will be conditioned on (i) evidence of compliance by the Class 1 Beneficial Owner with the terms and conditions contained in Sections 6.4(b) and 6.5, (ii) a determination by the Manager that such assignment, transfer, pledge, encumbrance or conveyance will not violate any applicable securities laws or the terms of Section 6.6, (iii) the payment of a transfer fee by the transferring Class 1 Beneficial Owner to the Manager in an amount equal to Two Thousand Five Hundred Dollars ($2,500), and (iv) such other conditions as the Manager may determine in its sole discretion. All expenses of any such transfer, including those of the Trust, Delaware Trustee and Manager, shall be paid by the transferring Class 1 Beneficial Owner. Notwithstanding anything to the contrary, the Manager shall not withhold its consent to any Permitted Transfer of a Class 1 Beneficial Interest which satisfies all the requirements of this Section 6.4(a). All Class 2 Beneficial Interests, or any portion thereof, may be freely assigned, transferred, encumbered, pledged or otherwise conveyed by the Depositor or its affiliates.

(b)          Upon the receipt of a Third-Party Offer by a Selling Beneficial Owner, such Selling Beneficial Owner shall provide the Manager notice of such Third-Party Offer, together with a true, correct and complete copy of such Third-Party Offer (collectively, the “ROFR Notice”). The Manager will provide a copy of the ROFR Notice to each of the Offerees listed in the Ownership Records within five (5) business days after Manager’s receipt of the ROFR Notice, indicating the date on which the Manager received such ROFR Notice. The giving of a ROFR Notice by a Selling Beneficial Owner to the Manager shall constitute a representation and warranty by the Selling Beneficial Owner to the Offerees that the Third-Party Offer is bona fide in all respects. The Operating Partnership shall have the right, but not the obligation, within ten (10) days after Manager’s receipt of the ROFR Notice, to elect to purchase the Offered Interest for the price and upon the terms and conditions as are contained in the Third-Party Offer by providing a notice of such election to the Selling Beneficial Owner and the Manager. If the Operating Partnership does not elect to exercise such right, the other Offerees shall have the right, but not the obligation, within fifteen (15) days after Manager’s receipt of the ROFR Notice, to elect to purchase the Offered Interest for the price and upon the terms and conditions as are contained in the Third-Party Offer by providing a notice of such election to the Selling Beneficial Owner and the Manager; provided, however, the price that any such other Offeree shall pay for the Offered Interest shall be reduced by any broker’s fees or commissions that would have been payable by any Person under the express written terms of the Third-Party Offer if the Offered Interest had been sold pursuant to the Third-Party Offer (as determined in the sole discretion of the Manager). If at the end of the period during which the Operating Partnership can exercise its right of first refusal all or a portion of the Offered Interest remains and more than one of the other Offerees elect to exercise its right of first refusal in the Offered Interest, then the Offered Interest will be sold to the participating Offerees on a pro rata basis according to their respective Percentage Shares. If none of the Offerees elect to exercise its right of first refusal in the Offered Interest, then the Selling Beneficial Owner shall be free to sell the Offered Interest to the Person who made the Third-Party Offer in accordance with the terms and conditions of the Third-Party Offer; provided, that (i) if the Offered Interest will not be sold for the price or upon the other terms and conditions stated in the Third-Party Offer for any reason, the Offered Interest may not be sold unless and until the Offerees have been given an opportunity to accept the revised Third-Party Offer in accordance with the terms and conditions of the right of first refusal contained herein and (ii) an Offeree’s election not to exercise its right of first refusal hereunder shall not be deemed a waiver of its rights hereunder with respect to any other Third-Party Offers. Any transfer in violation of this Section 6.4(b) shall, to the fullest extent permitted by law, be null, void and of no effect whatsoever and the Trust (through the Manager) may enforce this Section 6.4(b), without limitation, by injunction, specific performance or other equitable relief. Notwithstanding anything herein to the contrary, the right of first refusal described herein shall not be applicable with respect to a Permitted Transfer.

Section 6.5.          Conditions to Admission of Subsequent Class 1 Beneficial Owners. Any assignee or transferee of a Class 1 Beneficial Owner shall only become a Class 1 Beneficial Owner upon (a) such assignee’s or transferee’s written acceptance and adoption of this Trust Agreement, as manifested by its execution and delivery to the Manager of an executed agreement substantially in the form of Exhibit D, (b) entry of such transfer in the Ownership Records pursuant to Section 6.2, and (c) the issuance of a new Class 1 Beneficial Ownership Certificate to such assignee or transferee, copies of which will be provided by the Manager to the Delaware Trustee.

Section 6.6.          Limit on Number of Beneficial Owners and Ownership by Benefit Plan Investors. Notwithstanding anything to the contrary in this Trust Agreement, at no time shall (a) the number of Beneficial Owners exceed one thousand nine hundred ninety-nine (1,999) Persons or (b) the Benefit Plan Investors, as a group, own more than 24.9% of the value of the total number of Beneficial Interests outstanding. Additionally, for so long as the Loan is outstanding, no Person, group of affiliated Persons or group of family members shall own more than 20.0% of the value of the total number of Beneficial Interests outstanding; however the foregoing limitation shall not apply with respect to Four Springs Capital Trust owning Beneficial Interests directly and/or indirectly through a majority-owned affiliate. Any transfer that results in a violation of the preceding sentence shall, to the fullest extent permitted by law, be null, void and of no effect whatsoever.

Section 6.7.          Representations and Acknowledgements of Beneficial Owners. Each Beneficial Owner hereby represents and warrants that it (i) is not acquiring its Beneficial Interest with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States; and (ii) is aware of the restrictions on transfer that are applicable to the Beneficial Interests and will not offer, sell, pledge or otherwise transfer its Beneficial Interest except in compliance with all applicable securities laws and regulations. Each Beneficial Owner hereby acknowledges that (y) no Beneficial Interest may be sold, transferred or otherwise disposed of unless expressly permitted hereunder and it is registered or qualified under the Securities Act and all other applicable laws of any applicable jurisdiction or an exemption therefrom is available in accordance with all other laws of any applicable jurisdiction; and (z) no Beneficial Interest has been or is expected to be registered under the Securities Act, and accordingly, all Beneficial Interests are subject to restrictions on transfer.

Section 6.8.          Status of Relationship. This Trust Agreement shall not be interpreted to impose a partnership or joint venture relationship on the Beneficial Owners either at law or in equity. Accordingly, no Beneficial Owner shall have any liability for the debts or obligations incurred by any other Beneficial Owner, with respect to the Trust Estate, or otherwise, and no Beneficial Owner shall have any authority to act on behalf of any other Beneficial Owner or to impose any obligation on any other Beneficial Owner with respect to the Trust Estate. Neither the power to give direction to the Delaware Trustee, the Manager, or any other Person nor the exercise thereof by any Beneficial Owner shall cause such Beneficial Owner to have duties (including fiduciary duties) or liabilities relating thereto to the Trust or to any Beneficial Owner.

Section 6.9.          No Legal Title to Trust Estate. The Beneficial Owners shall not have legal title to the Trust Estate. The death, incapacity, dissolution, termination, or bankruptcy of any Beneficial Owner shall not result in the termination or dissolution of the Trust.

Section 6.10.        In-Kind Distributions; Waivers. Except as expressly provided herein, no Beneficial Owner (i) has an interest in specific Trust property or (ii) shall have any right to demand and receive from the Trust an in-kind distribution of the Trust Estate or any portion thereof. To the fullest extent permitted by law, each Beneficial Owner expressly waives any right, if any, under the Statutory Trust Act to seek a judicial dissolution of the Trust, to terminate the Trust (other than any right provided in Article 10 hereof, if any) or to partition the Trust Estate. In addition, each Beneficial Owner expressly waives any right, to the fullest extent permitted by law, to file a petition in bankruptcy on behalf of the Trust or take any action that consents to, aids, supports, solicits or otherwise cooperates in the filing of an involuntary bankruptcy proceeding involving the Trust.

Section 6.11.        Rights and Powers of the Class 2 Beneficial Owner Prior to Conversion Notice. Prior to the issuance of the Conversion Notice, the Class 2 Beneficial Owner shall have the right and power, at its sole discretion (but subject to the restrictions in Article 3), to:

(a)          Contribute additional assets to the Trust; and

(b)          Cause the Trust to sell all or any portion of its assets and re-invest the proceeds of such sale or sales.

It is expressly understood by the Class 2 Beneficial Owner that these powers are inconsistent with the ability to classify the Trust as an “investment trust” under Regulations Section 301.7701-4(c), and the Trust shall not be so classified prior to the issuance of the Conversion Notice. The Percentage Share of the Class 2 Beneficial Owner prior to the issuance of any Class 1 Beneficial Interests (pursuant to Section 6.14 hereof) shall total 100%.

Section 6.12.        Issuance of Conversion Notice. The Class 2 Beneficial Owner may, at any time in its sole discretion, issue the Conversion Notice to the Delaware Trustee and the Manager. Upon issuance of the Conversion Notice, the Class 2 Beneficial Owner shall no longer have any of the rights or powers set forth in Section 6.11. Instead, the Class 2 Beneficial Owner shall have the same rights and powers as apply to a Class 1 Beneficial Owner (as set forth in Section 6.13). In no event may any Class 1 Beneficial Interests be issued to Investors until at least three (3) days after the issuance of the Conversion Notice.

Section 6.13.         Right and Powers of Class 1 Beneficial Owners. The Class 1 Beneficial Owners shall only have the right to receive distributions from the Trust as a result of the ownership or sale of the Trust Estate. The Class 1 Beneficial Owners shall not have the right or power to direct in any manner the Trust or the Manager in connection with the operation of the Trust or the actions of the Delaware Trustee or the Manager. In addition, the Class 1 Beneficial Owners shall not have the right or power to:

(a)          contribute additional assets to the Trust (other than the initial contribution of cash to the Trust by an Investor in exchange for Class 1 Beneficial Interests);

(b)          be involved in any manner in the operation or management of the Trust or its assets;

(c)          cause the Trust to negotiate or re-negotiate loans or leases; or

(d)          cause the Trust to sell its assets and re-invest the proceeds of such sale.

Section 6.14.         Contributions by the Class 1 Beneficial Owners; Issuance of Class 1 Beneficial Ownership Certificates; Reduction in Class 2 Beneficial Interest. The Trust shall issue Class 1 Beneficial Ownership Certificates to the Investors upon the contribution of cash to the Trust by the Investors in exchange for Class 1 Beneficial Interests. The amount of cash contributed by, and the Percentage Share of, each Investor shall be determined by the Manager and shall be set forth in the Purchase Agreement for each Investor. All cash contributed by Investors in exchange for Class 1 Beneficial Interests shall be used by the Trust to repurchase a corresponding portion of the Class 2 Beneficial Interest then held by the Depositor. With respect to each contribution by a Class 1 Beneficial Owner and related repurchase of a portion of the Class 2 Beneficial Interest then held by the Depositor, the reduction of the Percentage Share of the Depositor shall be equal to the Percentage Share granted by the Trust to the contributing Class 1 Beneficial Owner, and the Depositor shall surrender its Class 2 Beneficial Ownership Certificate for cancellation and issuance of a new Class 2 Beneficial Ownership Certificate reflecting the Depositor’s remaining Percentage Share, if any. All funds received by the Trust from the Investors after issuance of the Conversion Notice shall be used to repurchase a corresponding portion of the Class 2 Beneficial Interest then held by the Depositor, so that in no event may such repurchase result in a net increase or decrease in the corpus of the Trust.

ARTICLE 7
DISTRIBUTIONS AND REPORTS

Section 7.1.          Payments From Trust Estate Only. All payments to be made by the Manager under this Trust Agreement shall be from the Trust Estate.

Section 7.2.          Distributions in General. The Manager shall distribute all available cash generated by the Trust Estate to the Beneficial Owners in accordance with their Percentage Share on a monthly basis, provided, however, that for the purposes of this Section 7.2, such available cash will be determined by the Manager, in its sole discretion, only after (i) paying or reimbursing the Manager and the Delaware Trustee for any fees or expenses incurred or paid by the Manager or the Delaware Trustee on behalf of the Trust, (ii) making any payments required to the Lender in accordance with the Financing Documents and (iii) retaining such additional amounts as are required by the Financing Documents or as the Manager determines are necessary to pay anticipated ordinary current and future Trust expenses (“Reserves”), including but not limited the Capital Expenditure Reserve. For the avoidance of any doubt, the Manager shall not be responsible from its own funds for any cost items enumerated under this Section 7.2. Reserves and any other cash retained pursuant to this paragraph shall be invested by the Manager only in short-term obligations of (or guaranteed by) the United States, or any agency or instrumentality thereof and in certificates of deposit or interest-bearing bank accounts of any bank or trust company having a minimum stated capital and surplus of $100,000,000 (a “Permitted Investment”). All such obligations must mature prior to the next distribution date, and be held to maturity. All amounts distributable to the Beneficial Owners pursuant to this Trust Agreement shall be paid by check or in immediately available funds by transfer to a banking institution with bank wire transfer facilities for the account of such Beneficial Owner, as instructed from time to time by such Beneficial Owner within forty-five (45) days after the last Business Day of each calendar month. Without limiting the generality of the foregoing, all cash received by the Trust upon the sale of the Trust Estate will be distributed to the Beneficial Owners in accordance with their Percentage Shares.

Section 7.3.           Distribution Upon Dissolution. In the event of the Trust’s dissolution in accordance with Article 10 hereof, all of the Trust Estate as may then exist after the winding up of its affairs in accordance with the Statutory Trust Act (including without limitation subsections (d) and (e) of Section 3808 of the Statutory Trust Act and providing for all costs and expenses, including any income or transfer taxes which may be assessed against the Trust, whether or not by reason of the dissolution of the Trust), shall, subject to Section 10.2, be distributed to those Persons who are then Beneficial Owners in accordance with their respective Percentage Shares.

Section 7.4.          Cash and other Accounts; Reports by the Manager. The Manager shall be responsible for receiving all cash from the Lessee and placing such cash into one or more accounts as required under the distribution and investment obligations of the Trust under Section 7.2. The Manager will furnish to the Beneficial Owners (i) reports of income and expenses as necessary for such Beneficial Owner to prepare its income tax returns, and (ii) within eighteen months of the effective date of the Trust Agreement, and thereafter on no less than an annual basis a report detailing reserve balances, amounts spent on the Property and general property and tenant information.

ARTICLE 8

RELIANCE; REPRESENTATIONS; COVENANTS

Section 8.1.          Good Faith Reliance. Neither the Delaware Trustee nor the Manager shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably and in good faith believed by such Person to be genuine and signed by the proper party or parties thereto. As to any fact or matter, the manner of ascertainment of which is not specifically described herein, the Delaware Trustee and the Manager may for all purposes hereof rely on a certificate, signed by or on behalf of the Person executing such certificate, as to such fact or matter, and such certificate shall constitute full protection of the Delaware Trustee and the Manager for any action taken or omitted to be taken by them in good faith in reliance thereon, and the Delaware Trustee and the Manager may conclusively rely upon any certificate furnished to such Person that on its face conforms to the requirements of this Trust Agreement. Each of the Delaware Trustee and the Manager may (i) exercise its powers and perform its duties by or through such attorneys and agents as it shall appoint with due care, and it shall not be liable for the acts or omissions of such attorneys and agents; and (ii) consult with counsel, accountants and other experts, and shall be entitled to rely upon the advice of counsel, accountants and other experts selected by it in good faith and shall be protected by the advice of such counsel and other experts in anything done or omitted to be done by it in accordance with such advice. In particular, no provision of this Trust Agreement shall be deemed to impose any duty on the Delaware Trustee or the Manager to take any action if such Person shall have been advised by counsel that such action may involve it in personal liability or is contrary to the terms hereof or to applicable law. For all purposes of this Trust Agreement, the Delaware Trustee shall be fully protected in relying upon the most recent Ownership Records delivered to it by the Manager.

Section 8.2.          No Representations or Warranties as to Certain Matters. NEITHER THE DELAWARE TRUSTEE NOR THE MANAGER, EITHER WHEN ACTING HEREUNDER IN ITS CAPACITY AS DELAWARE TRUSTEE OR MANAGER OR IN ITS INDIVIDUAL CAPACITY, MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, LOCATION, VALUE, CONDITION, WORKMANSHIP, DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE TRUST ESTATE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE TRUST ESTATE OR ANY PART THEREOF.

Neither the DELAWARE Trustee nor the Manager makes any representation or warranty as to (i) the title, value, condition or operation of the Property, and (ii) the validity or enforceability of Transaction Documents or as to the correctness of any statement contained in any thereof, except as expressly made by the DELAWARE Trustee or the Manager in its individual capacity. Each of the DELAWARE Trustee and the Manager represents and warrants to the Beneficial Owners that it has authorized, executed and delivered this Trust Agreement.

ARTICLE 9
EXCHANGE RIGHT

Section 9.1.          Exchange Rights.

(a) Subject to Sections 9.2(a) and 9.3, each of the Beneficial Owners hereby grants to Four Springs Capital Trust Operating Partnership, L.P. (the “Operating Partnership”), its affiliates, successors or assigns the right, but not the obligation, to offer (but not require) that each such Beneficial Owner exchange its interest in the Trust for units in the Operating Partnership (the “Units”) on or before September 30, 2023 in a transaction intended to qualify as a non-recognition transfer under Code section 721, pursuant to the terms of this Article 9 (the “Initial Exchange Right”). In the event that a Beneficial Owner elects to exchange their Interests for Units, such Beneficial Owner will receive an amount of Units with an aggregate value (as determined by the Operating Partnership in its sole discretion) to be equal to the then fair market value of such Beneficial Owner’s Interests as of the date the Initial Exchange Right is exercised. The Initial Exchange Right shall be exercised pursuant to a Notice of Exchange, a form of which is attached as Exhibit G-1 to this Trust Agreement, delivered to the Beneficial Owners by the Operating Partnership. Notwithstanding anything to the contrary, the Operating Partnership may not exercise the Initial Exchange Right until all Beneficial Owners have held their interest in the Trust for at least one (1) year.

(b) Subject to Sections 9.2(b) and 9.3, in the event that any Beneficial Owners (other than the Operating Partnership) hold any interests in the Trust after the earlier of (i) the date of the exercise of the Initial Exchange Right by the Operating Partnership or (ii) September 30, 2023 (the earlier of the preceding clauses (i) and (ii) being the “Secondary Trigger Date”), each such Beneficial Owner hereby grants to the Operating Partnership, its affiliates, successors or assigns the right, but not the obligation, to require that each such Beneficial Owner either (x) exchange its interests in the Trust for Units in a transaction intended to qualify as a non-recognition transfer under Code section 721, pursuant to the terms of this Article 9, or (y) sell such Beneficial Owner’s interests in the Trust to the Operating Partnership for cash (the “Secondary Exchange Right” and, collectively with the Initial Exchange Right, the “Exchange Right”). In the event that a Beneficial Owner elects to exchange their interests in the Trust for Units, such Beneficial Owner will receive an amount of Units with an aggregate value (as determined by the Operating Partnership in its sole discretion) to be equal to the then fair market value of such Beneficial Owner’s interests in the Trust as of the date the Secondary Exchange Right is exercised. In the event that the Beneficial Owner elects to have the Operating Partnership acquire their Interests for cash, the Beneficial Owner shall be entitled to receive the then fair market value of such Beneficial Owner’s Interests (the “Cash Amount”). The Secondary Exchange Right shall be exercised pursuant to a Notice of Exchange, a form of which is attached as Exhibit G-2 to this Trust Agreement, delivered to the Beneficial Owners by the Operating Partnership. Notwithstanding anything to the contrary, the Operating Partnership may exercise the Secondary Exchange Right at any time following the Secondary Trigger Date.

(c) So long as the Financing Documents remain in place, if (i) the Operating Partnership exercises the Initial Exchange Right and such exercise results in the Operating Partnership owning 100% of the Beneficial Interests of the Trust or (ii) the Operating Partnership exercises the Secondary Exchange Right, the Operating Partnership may cause the Trust to transfer the Property to a wholly-owned and controlled subsidiary of the Operating Partnership (the “OP Sub”), which OP Sub shall hold the Property in accordance with the single purpose entity requirements of the Financing Documents and shall assume the Trust’s obligations under the Financing Documents and the Lease. Any such transfer and assumption pursuant to the preceding sentence must be made in accordance with and subject to the terms and conditions of the Financing Documents.

Section 9.2.          Dissenting Beneficial Owners.

(a) With respect to the Initial Exchange Right, a Beneficial Owner may elect to (i) have the Operating Partnership acquire the Investor’s interest in the Trust for Units or (ii) continue to retain its interest in the Trust following the exercise of the Operating Partnership of its Initial Exchange Right. If a Beneficial Owner elects to retain its interests in the Trust with respect to a Notice of Exchange, it shall so notify the Operating Partnership in writing within ten (10) business days after the date on which the Manager mails the Notice of Exchange to the Beneficial Owner (the “Retention Notice”). If any Beneficial Owner does not provide a Retention Notice to the Manager within ten (10) business days after the mailing date of the Notice of Exchange, such Beneficial Owner will be deemed to have elected to exchange its interests in the Trust for Units.

(b) With respect to the Secondary Exchange Right, notwithstanding the provisions of Section 9.1(b), a Beneficial Owner may elect to have the Operating Partnership acquire the Beneficial Owner’s interests in the Trust for cash rather than exchange such interests for Units following the exercise of the Operating Partnership of its Secondary Exchange Right (a Beneficial Owner who makes an election under this Section 9.2(b), a “Dissenting Beneficial Owner”). For the avoidance of doubt, the Beneficial Owners will not have the right to continue to retain an interest in the Trust following the Operating Partnership’s exercise of its Secondary Exchange Right, but only in the event such right is so exercised by the Operating Partnership. If a Dissenting Beneficial Owner elects to exercise its rights to have the Operating Partnership acquire its interests in the Trust for cash under this Section 9.2(b) with respect to a Notice of Exchange, it shall so notify the Operating Partnership in writing within ten (10) business days after the date on which the Manager mails the Notice of Exchange to the Beneficial Owner (the “Dissenting Notice”). If any Beneficial Owner does not provide a Dissenting Notice to the Manager within ten (10) business days after the mailing date of the Notice of Exchange, such Beneficial Owner will be deemed to have agreed to have the Operating Partnership acquire the Beneficial Owner’s interest in the Trust in exchange for Units.

Section 9.3.          Documentation and Signatures; Delivery. Each Beneficial Owner agrees to execute such documents and signatures as the Manager or Operating Partnership may reasonably require in connection with the exercise of an Exchange Right under Section 9.1 or the cash purchase under 9.2(b). Upon receipt of any and all documents and signatures required by the Manager or Operating Partnership under this Section 9.3 (such date of final receipt, the “Receipt Date”), the Manager shall distribute (i) to any Beneficial Owner that is not a Dissenting Beneficial Owner the Units within sixty (60) business days of the Receipt Date and (ii) to any Dissenting Beneficial Owner who elected the cash purchase under Section 9.2(b), the Cash Amount within one hundred eighty (180) days of the Receipt Date.

Section 9.4.          Determination of Fair Market Value of Interests in the Trust. For the purposes of this Article 9, the fair market value of a Beneficial Owner’s interests in the Trust to be acquired by the Operating Partnership will be determined by multiplying: (i) the Percentage Share represented by the interests in the Trust to be acquired by the Operating Partnership by (ii) the fair market value of the Property (less the outstanding amount of the Loan), as determined by an independent appraisal firm selected by the Manager in its sole discretion. Such appraisal shall have been completed within one (1) year of the date the Exchange Right is exercised. No discounts for lack of liquidity or minority interests shall be considered in determining the fair market value of such interests in the Trust.

Section 9.5.         Continued Existence of Trust. Notwithstanding anything to the contrary in this Trust Agreement, in the event (i) the Operating Partnership exercises the Initial Exchange Right and such exercise results in the Operating Partnership owning 100% of the Beneficial Interests of the Trust or (ii) the Operating Partnership exercises the Secondary Exchange Right, the Trust shall survive until such time that the Property is transferred to the OP Sub and the Loan is assumed in accordance with Section 9.1(c) hereof and the Financing Documents. Following the acquisition by the Operating Partnership of 100% of the Beneficial Interests of the Trust in accordance with a transaction as described in the preceding sentence, the Trust shall take any and all necessary actions to cease to be treated as a fixed investment trust under Regulations section 301.7701-4(c) and instead be treated as a “disregarded entity” under Regulations section 301.7701-3 for U.S. Federal income tax purposes.

ARTICLE 10
TERMINATION

Section 10.1.        Termination in General. The Trust shall not have perpetual existence and instead shall be dissolved and wound up in accordance with Section 3808 of the Statutory Trust Act upon the first to occur of a Transfer Distribution or the sale of the Trust Estate pursuant to Section 10.3, at which time each Beneficial Owner’s Percentage Share of the Trust Estate shall be distributed to such Beneficial Owner in accordance with Section 7.3. Notwithstanding anything in this Section 10.1 or this Trust Agreement to the contrary, the Trust shall dissolve and wind up not later than December 31, 2115.

Section 10.2.        Termination to Protect and Conserve Trust Estate. Subject to the terms and conditions of the Financing Documents, following a determination by the Manager, in writing, that the dissolution of the Trust is necessary and appropriate to preserve and protect the Trust Estate for the benefit of the Beneficial Owners either because (i)  the Trust Estate is in jeopardy of being lost due to a default on the Loan or because of any other reason, (ii)  the termination of the Trust Agreement is required by the Financing Documents, or (iii) the Manager needs to take one of the actions enumerated in Section 3.3(c), the Trust shall dissolve and wind up in accordance with Section 3808 of the Statutory Trust Act and each Beneficial Owner’s Percentage Share of the Trust Estate shall be distributed to such Beneficial Owner in accordance with this Section 10.2 in full and complete satisfaction of their Beneficial Ownership Certificates. Subject to the requirements of Section 3808 of the Statutory Trust Act, immediately before any such liquidating distributions, and only in the event that a distribution would otherwise be made to the Beneficial Owners under this Section 10.2, the Manager may in its sole discretion cause the Trust to transfer title to the assets comprising the Trust Estate to, or convert to, a newly formed Delaware limited liability company (the “LLC”) that has a limited liability company agreement substantially similar to that set forth in Exhibit E (the “Transfer Distribution”), which LLC shall assume, by contract, operation of law, or otherwise, the assumption of the Trust’s obligations under the Financing Documents and the Lease. As part of the Transfer Distribution, the Manager shall cause the limited liability company interests in the LLC to be distributed to the Beneficial Owners in complete satisfaction of their Beneficial Interests and their Beneficial Ownership Certificates in order to consummate the dissolution of the Trust. It is the express intent of this Trust Agreement that no distribution be made under this Section 10.2 except in the rare and unexpected situation in which such distribution is necessary to prevent the loss of the Trust Estate. To the fullest extent permitted by applicable law, the Manager shall be fully protected in any such determination made in good faith, and shall have no liability to any Person, including, without limitation, the Beneficial Owners, with respect thereto. If a determination has been made to dissolve the Trust under this Section 10.2, the Manager may, in its discretion and upon advice of counsel, utilize such other form of transaction (including, without limitation, a conversion of the Trust into a limited partnership, limited liability partnership, limited liability company or tenant-in-common arrangement if then permitted by applicable law) to accomplish the intent of the transaction contemplated by the Transfer Distribution, provided that such alternative form of transaction is entered into to preserve and protect the Trust Estate for the benefit of the Beneficial Owners and is not prohibited by the Statutory Trust Act.

Section 10.3.        Sale of the Trust Estate. Except as contemplated and allowed for under Article 9, the Delaware Trustee may sell the Trust Estate, at any time after the second anniversary of the Closing Date, or prior to the second anniversary of the Closing Date if: (i) the Property realizes an annualized return on investment of more than 10%, as determined by the Manager (in its sole discretion); or (ii) there has been a material adverse change at the Property, as determined by the Manager (in its sole discretion), upon the Delaware Trustee’s receipt of a notice from the Manager that the Manager has determined in its sole discretion that a sale of the Trust Estate is appropriate. Any such sale of the Trust Estate shall occur as soon as practicable after the Manager has determined that the sale of the Trust Estate is appropriate. Immediately following such sale, the Trust shall dissolve and wind up in accordance with Section 3808 of the Statutory Trust Act. The Manager shall be responsible for (i) determining the fair market value of the Trust Estate, (ii) providing notice to the Delaware Trustee that the Trust Estate should be sold, (iii) conducting the sale of the Trust Estate, and (iv) subject to Section 3808 of the Statutory Trust Act, after paying all amounts due to the Delaware Trustee and Manager hereunder, and the Lender, if any, distributing the balance of the proceeds (net of any closing costs payable by the Trust, including any fee payable to the Manager pursuant to Section 10.4) to the Beneficial Owners in accordance with their respective Percentage Shares. The Manager and the Delaware Trustee are expressly instructed to take all reasonable action that would enable the sale of the Trust Estate to qualify, with respect to each Beneficial Owner, as a like-kind exchange within the meaning of Section 1031 of the Code. Any sale of the Trust Estate or conversion of the Trust to the LLC must be accomplished subject to the terms and conditions of the Financing Documents.

Section 10.4.        Disposition by Broker. The Manager is authorized to engage and compensate third-party brokers in connection with the disposition of the Trust Estate.

Section 10.5.        Distribution Upon Sale or Transfer Distribution. It is the express understanding of the parties hereto that upon a Transfer Distribution under Section 10.2 or a sale under Section 10.3, the Trust shall distribute on a pro-rata basis, upon its receipt of the same, the limited liability company interests in the LLC or the net proceeds of the sale, respectively, to the holders of the Class 1 Beneficial Ownership Certificates and Class 2 Beneficial Ownership Certificate.

Section 10.6.        Certificate of Cancellation. Upon the completion of the dissolution and winding up of the Trust, the Certificate of Trust shall be cancelled by the Delaware Trustee who shall execute and cause a certificate of cancellation to be filed in the office of the Secretary of State.

ARTICLE 11
MISCELLANEOUS

Section 11.1.         Limitations on Rights of Others. Nothing in this Trust Agreement, whether express or implied, shall give to any Person other than the Depositor, CTC, the Delaware Trustee, Trust Manager, the Manager, the Beneficial Owners, and the Trust any legal or equitable right, remedy or claim hereunder.

Section 11.2.        Successors and Assigns. All covenants and agreements contained herein shall be binding upon and inure to the benefit of the Depositor, CTC, the Delaware Trustee, Trust Manager, the Manager, the Beneficial Owners, the Trust, and their successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other writing or action by any such Person shall bind its successors and assigns.

Section 11.3.        Usage of Terms. With respect to all terms in this Trust Agreement, the singular includes the plural and the plural includes the singular; words importing any gender include the other gender; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Trust Agreement; references to Persons include their successors and permitted assigns; and the term “including” means including without limitation.

Section 11.4.        Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.5.        Amendments. To the fullest extent permitted by applicable law, this Trust Agreement may not be supplemented or amended, and no term or provision hereof may be waived, discharged, or terminated orally, but only by a signed writing executed by each of the parties hereto.

Section 11.6.        Notices. All notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and given by (i) overnight courier, or (ii) hand delivery, and shall be deemed to have been duly given when received. Notices shall be provided to the parties at the addresses specified below.

If to the Depositor:	[TRUST NAME] Depositor, LLC
1901 Main Street
Lake Como, New Jersey 07719
Attn: William P. Dioguardi

If to the Manager:	[TRUST NAME] Manager, LLC
1901 Main Street
Lake Como, New Jersey 07719
Attn: William P. Dioguardi

If to the Delaware Trustee:	The Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801
Attn: Ricardo Beausoleil

If to a Beneficial Owner, at such Person’s address as specified in the most recent Ownership Records.

From time to time the Depositor, Delaware Trustee, or Manager may designate a new address for purposes of notice hereunder by notice to the others, and any Beneficial Owner may designate a new address for purposes of notice hereunder by notice to the Manager.

Section 11.7.        Governing Law. This Trust Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (without regard to conflict of law principles). The laws of the State of Delaware pertaining to trusts (other than the Statutory Trust Act) shall not apply to this Trust Agreement.

Section 11.8.        Counterparts. This Trust Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 11.9.       Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each of the parties hereby waives any provision of applicable law that renders any such provision prohibited or unenforceable in any respect.

Section 11.10.      Lender As Third Party Beneficiary. The Lender is a third party beneficiary of the Trust Agreement so long as the Loan is outstanding and may seek to enforce Article 3 of this Trust Agreement and any other provision requiring Lender’s consent or compliance with the Financing Documents.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, each of the parties has caused this Trust Agreement to be duly executed as of the day and year first above written.

DEPOSITOR:

[TRUST NAME] DEPOSITOR, LLC,
a Delaware limited liability company

By:	Four Springs TEN31 Xchange, LLC,
a Delaware limited liability company,
Its:	Sole Member

By:	Four Springs Capital Trust Operating Partnership, L.P.,
a Delaware limited partnership
Its:	Sole Member

By:	Four Springs Capital Trust,
a Maryland real estate investment trust
Its:	General Partner

By:
Name:
Title:

THE TRUST MANAGER, MANAGER AND SIGNATORY TRUSTEE:

[TRUST NAME] MANAGER, LLC,
a Delaware limited liability company

By:	Four Springs TEN31 Xchange, LLC,
a Delaware limited liability company
Its:	Sole Member

By:	Four Springs Capital Trust Operating Partnership, L.P.,
a Delaware limited partnership
Its:	Sole Member

By:	Four Springs Capital Trust,
a Maryland real estate investment trust
Its:	General Partner

By:
Name:
Title:

[Signature Page to First Amended and Restated Trust Agreement]

THE DELAWARE TRUSTEE:

THE CORPORATION TRUST COMPANY

By:
Name:	Jennifer A. Schwartz
Title:	Asst. Vice President

ACKNOWLEDGED AND AGREED WITH RESPECT TO ARTICLES 6 AND 9:

FOUR SPRINGS CAPITAL TRUST Operating Partnership, L.P., a Delaware limited partnership

By:	Four Springs Capital Trust,
a Maryland real estate investment trust
Its:	General Partner

By:
Name:
Title:

[Signature Page to First Amended and Restated Trust Agreement]

EXHIBIT A

Legal Description of Property

B-1-1

EXHIBIT B-1

FORM OF Class 1 BENEFICIAL OWNERSHIP CERTIFICATE

THIS CLASS 1 BENEFICIAL OWNERSHIP CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION. THIS CLASS 1 BENEFICIAL OWNERSHIP CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED, OTHER THAN PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS. TRANSFER OF A BENEFICIAL INTEREST IN THE TRUST, OR OF ANY RIGHT, TITLE OR INTEREST THEREIN, SHALL OCCUR IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE TRUST AGREEMENT AND ONLY UPON AND BY VIRTUE OF THE ENTRY OF SUCH TRANSFER IN THE OWNERSHIP RECORDS OF THE TRUST PURSUANT TO SECTION 6.2 OF THE TRUST AGREEMENT. THIS CLASS 1 BENEFICIAL OWNERSHIP CERTIFICATE IS NON-TRANSFERABLE AND MAY NOT BE NEGOTIATED, ENDORSED OR OTHERWISE TRANSFERRED TO A HOLDER.

[TRUST NAME], DST

CLASS 1 BENEFICIAL OWNERSHIP CERTIFICATE

No. ________

[TRUST NAME], DST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), certifies that ______________________ is the owner of ____ Class 1 Beneficial Interests equal to __% of the interest in the Issuer, issued pursuant to the Trust Agreement dated as of September ___, 2017 (as may be amended or supplemented from time to time, the “Trust Agreement”) by and among [TRUST NAME] DEPOSITOR, LLC, as the Depositor, [TRUST NAME] MANAGER, LLC, as Manager and Signatory Trustee, and THE CORPORATION TRUST COMPANY, as Delaware Trustee.

All capitalized terms used in this Class 1 Beneficial Ownership Certificate and not defined herein shall have the meanings assigned to such terms in the Trust Agreement. Reference is made to the Trust Agreement and any agreements supplemental thereto for a statement of the respective rights and obligations thereunder of the Depositor, the Manager, the Delaware Trustee, and the Beneficial Owners. This Class 1 Beneficial Ownership Certificate is subject to all terms of the Trust Agreement.

The Class 1 Beneficial Interest evidenced by this Class 1 Beneficial Ownership Certificate is subject to a right of first refusal in favor of the Manager (or any Affiliate thereof designated by the Manager) and the other Class 1 Beneficial Owners. Additional information concerning the terms of the right of first refusal are set forth in Section 6.4 of the Trust Agreement.

By accepting this Class 1 Beneficial Ownership Certificate, the holder hereof acknowledges that it waives any right, if any, under the Statutory Trust Act to seek a judicial dissolution of the Trust, to terminate the Trust, or, to the fullest extent permitted by law, (i) partition the Trust Estate, (ii) file a petition in bankruptcy on behalf of the Trust or (iii) take any action that consents to, aids, supports, solicits or otherwise cooperates in the filing of an involuntary bankruptcy proceeding involving the Trust.

This Class 1 Beneficial Ownership Certificate shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of law principles). The laws of the State of Delaware pertaining to trusts (other than the Statutory Trust Act) shall not apply to this Class 1 Beneficial Ownership Certificate.

B-1-2

IN WITNESS WHEREOF, the Issuer has caused this Class 1 Beneficial Ownership Certificate to be signed manually by the Manager in accordance with the terms of the Trust Agreement.

Date:

[TRUST NAME] MANAGER, LLC, not in its individual capacity, but solely as Manager of the Issuer

By:	Four Springs TEN31 Xchange, LLC, a Delaware limited liability company
Its:	Sole Member

By:	Four Springs Capital Trust Operating Partnership, L.P., a Delaware limited partnership
Its:	Sole Member

By:	Four Springs Capital Trust, a Maryland real estate investment trust
Its:	General Partner

By:
Name:
Title:

B-1-3

EXHIBIT B-2

FORM OF BENEFICIAL OWNERSHIP CERTIFICATE

THIS CLASS 2 BENEFICIAL OWNERSHIP CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION. THIS CLASS 2 BENEFICIAL OWNERSHIP CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED, OTHER THAN PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS. TRANSFER OF A BENEFICIAL INTEREST IN THE TRUST, OR OF ANY RIGHT, TITLE OR INTEREST THEREIN, SHALL OCCUR ONLY UPON AND BY VIRTUE OF THE ENTRY OF SUCH TRANSFER IN THE OWNERSHIP RECORDS OF THE TRUST PURSUANT TO SECTION 6.2 OF THE TRUST AGREEMENT. THIS CLASS 2 BENEFICIAL OWNERSHIP CERTIFICATE IS NON-TRANSFERABLE AND MAY NOT BE NEGOTIATED, ENDORSED OR OTHERWISE TRANSFERRED TO A HOLDER.

[TRUST NAME], DST

CLASS 2 BENEFICIAL OWNERSHIP CERTIFICATE

No. ________

[TRUST NAME], DST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), certifies that ________________________ is the owner of ______ Class 2 Beneficial Interests equal to __% of the interest in the Issuer, issued pursuant to the Trust Agreement dated as of September ___, 2017 (as the same may be amended or supplemented from time to time, the “Trust Agreement”) by and among [TRUST NAME] DEPOSITOR, LLC, as the Depositor, [TRUST NAME] MANAGER, LLC, as Manager and Signatory Trustee and THE CORPORATION TRUST COMPANY, as Delaware Trustee.

All capitalized terms used in this Class 2 Beneficial Ownership Certificate and not defined herein shall have the meanings assigned to such terms in the Trust Agreement. Reference is made to the Trust Agreement and any agreements supplemental thereto for a statement of the respective rights and obligations thereunder of the Manager, the Delaware Trustee, and the Beneficial Owners. This Class 2 Beneficial Ownership Certificate is subject to all terms of the Trust Agreement.

This Class 2 Beneficial Ownership Certificate shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of law principles). The laws of the State of Delaware pertaining to trusts (other than the Statutory Trust Act) shall not apply to this Class 2 Beneficial Ownership Certificate.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE FOLLOWS]

B-2-1

IN WITNESS WHEREOF, the Issuer has caused this Class 2 Beneficial Ownership Certificate to be signed manually by the Manager in accordance with the terms of the Trust Agreement.

Date:

[TRUST NAME] MANAGER, LLC, not in its individual capacity, but solely as Manager of the Issuer

By:	Four Springs TEN31 Xchange, LLC, a Delaware limited liability company
Its:	Sole Member

By:	Four Springs Capital Trust Operating Partnership, L.P., a Delaware limited partnership
Its:	Sole Member

By:	Four Springs Capital Trust, a Maryland real estate investment trust
Its:	General Partner

By:

Name:

Title:

B-2-2

EXHIBIT C

CERTIFICATE OF TRUST
OF
[TRUST NAME], DST

(copy attached)

C-1

EXHIBIT D

AGREEMENT OF ASSIGNEE OR TRANSFEREE BENEFICIAL OWNER OF

[TRUST NAME], DST

The undersigned has received and reviewed, with assistance from such legal, tax, investment, and other advisors and skilled persons as the undersigned has deemed appropriate, the Trust Agreement of [TRUST NAME], DST, dated as of October ___, 2017 (the “Trust Agreement”), by and among [TRUST NAME] DEPOSITOR, LLC, as the Depositor, [TRUST NAME] MANAGER, LLC as Manager and Signatory Trustee, and THE CORPORATION TRUST COMPANY, as Delaware Trustee. All capitalized terms used herein, and not defined herein shall have the meanings given to such terms in the Trust Agreement.

In connection with the purchase of the Class 1 Beneficial Interest, the undersigned hereby:

1.1         Acknowledges (i) that the Class 1 Beneficial Interest being acquired by the undersigned is subject to a right of first refusal in favor of the Operating Partnership and the other Beneficial Owners, all as more particularly set forth in Section 6.4 of the Trust Agreement, (ii) that the failure of the Operating Partnership and other Beneficial Owners of being given the right to exercise said right of first refusal could void the undersigned’s acquisition of the subject Class 1 Beneficial Interest or otherwise have an adverse effect on the undersigned’s right, title and interest in and to the subject Class 1 Beneficial Interest and (iii) that the undersigned’s acquisition of the subject Class 1 Beneficial Interest is subject to the written consent of the Manager (which consent may be withheld for any reason or no reason whatsoever).

1.2         Represents and warrants that the undersigned: (i) understands and is aware that there are substantial uncertainties regarding the treatment of the undersigned’s Class 1 Beneficial Interest as an interest in real estate for federal income tax purposes; (ii) has independently obtained advice from its legal counsel and/or accountant regarding any deferral of gain under Code Section 1031, including, without limitation, whether the acquisition of the undersigned’s Class 1 Beneficial Interest may qualify as part of a tax-deferred exchange, and the undersigned is relying on such advice and not on the opinion of special tax counsel issued to the Trust or upon any statements in the Memorandum (as defined below) regarding the tax treatment of the Class 1 Beneficial Interests; (iii) is aware that while the Internal Revenue Service (“IRS”) has issued Revenue Ruling 2004-86 (the “Revenue Ruling”) specifically addressing Delaware statutory trusts, the Revenue Ruling is merely guidance and is not a “safe-harbor” for taxpayers or sponsors, and, without the issuance of a Private Letter Ruling on a specific offering, there is no assurance that the undersigned’s Class 1 Beneficial Interest will not be treated as a partnership interest for federal income tax purposes; (iv) understands that the Trust has not obtained a ruling from the IRS that the undersigned’s Class 1 Beneficial Interest will be treated as an undivided interest in real estate as opposed to an interest in a partnership; (v) understands that the tax consequences of an investment in the undersigned’s Class 1 Beneficial Interest, especially the treatment of the transaction described herein under Code Section 1031 and the related rules, are complex and vary with the facts and circumstances of each individual purchaser; (vi) understands that, notwithstanding the opinion of special tax counsel issued to the Trust stating that a purchaser’s Class 1 Beneficial Interest “should” be considered a real property interest and not a partnership interest for federal income tax purposes, no assurance can be given that the IRS will agree with this opinion; and (vii) shall, for federal income tax purposes, report the purchase of the Class 1 Beneficial Interest by the undersigned as a purchase by the undersigned of a direct ownership interest in the Property.

1.3         Acknowledges that the undersigned (i) has received from the undersigned’s transferor or assignor a courtesy copy of the private offering memorandum regarding the sale of the Class 1 Beneficial Interests by the Trust (together with any addendums or supplements thereto, the “Memorandum”) and the Trust Agreement and (ii) is familiar with and understands each of the foregoing including the “Risk Factors” set forth in the Memorandum.

1.4         Represents and warrants that the undersigned, in determining to acquire the Class 1 Beneficial Interest, has relied solely upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to the tax and other consequences involved in acquiring the Class 1 Beneficial Interest and that none of the Trust, the Delaware Trustee, the Manager or the Depositor has made any representation to the undersigned regarding the Class 1 Beneficial Interest or the Property.

1.5         Acknowledges that the Class 1 Beneficial Interest being acquired will be governed by the terms and conditions of the Trust Agreement, and under certain circumstances by the applicable form of limited liability company agreement contemplated under Section 10.2 of the Trust Agreement and attached as Exhibit E thereto, all of which the undersigned accepts and by which the undersigned agrees by execution hereof to be legally bound notwithstanding that his signature will not be required thereon.

1.6         Represents and warrants that the undersigned either (i) is an accredited investor, or (ii) is acquiring the Class 1 Beneficial Interest in a fiduciary capacity for a person meeting such condition.

1.7         Represents and warrants that the Class 1 Beneficial Interest being acquired will be acquired for the undersigned’s own account without a view to public distribution or resale and that the undersigned has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of the Class 1 Beneficial Interest or any portion thereof to any other Person.

1.8         Represents and warrants that the undersigned (i) can bear the economic risk of the purchase of the Class 1 Beneficial Interest including the total loss of the undersigned’s investment, (ii) has such knowledge and experience in business and financial matters, including the analysis of or participation in offerings of privately issued securities, as to be capable of evaluating the merits and risks of purchasing Class 1 Beneficial Interests, and (iii) if an individual, is at least nineteen (19) years of age.

1.9         Understands that the Class 1 Beneficial Interest has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and are subject to substantial restrictions on transfer as described in the Memorandum under “Terms of the Offering – Restrictions on Transfer of Interests,” which restrictions are in addition to certain other restrictions set forth in the Trust Agreement.

1.10       Understands that a legend will be placed on any Class 1 Beneficial Ownership Certificate with respect to restrictions on distribution, transfer, resale, assignment or subdivision of the Class 1 Beneficial Interest imposed by applicable federal and state securities laws.

1.11       Agrees that the undersigned will not sell or otherwise transfer or dispose of any Class 1 Beneficial Interest or any portion thereof unless (i) such Class 1 Beneficial Interest is registered under the Securities Act and any applicable state securities laws or, if required by the Trust (through the Manager), the undersigned obtains an opinion of counsel that is satisfactory to the Trust that such Class 1 Beneficial Interest may be sold in reliance on an exemption from such registration requirements, and (ii) the transfer is otherwise made in accordance with the Trust Agreement.

1.12       Agrees that the undersigned will not sell or transfer a Class 1 Beneficial Interest or any portion thereof to a foreign Person, or to a Benefit Plan Investor if such sale or transfer would result in the total investment in the Trust by Benefit Plan Investors to equal more than 24.9% of the value of the total number of Class 1 Beneficial Interests outstanding.

1.13       Understands that (i) the Trust has no obligation or intention to register any Class 1 Beneficial Interest for resale or transfer under the Securities Act or any state securities laws or to take any action (including the filing of reports or the publication of information as required by Rule 144 under the Securities Act) that would make available any exemption from the registration requirements of any such laws, and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of any Class 1 Beneficial Interest or any portion thereof for an indefinite period of time or at any particular time.

1.14       Understands that no federal or state agency including the Securities and Exchange Commission, and the securities commission or authorities of any state has approved or disapproved the Class 1 Beneficial Interests, passed upon or endorsed the merits of the Trust’s offering of Class 1 Beneficial Interests or the accuracy or adequacy of the Memorandum, or made any finding or determination as to the fairness of the Interest for public investment.

1.15       Represents, warrants and agrees that, if the undersigned is acquiring the Class 1 Beneficial Interest in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments and understandings shall be deemed to have been made on behalf of the Person or Persons for whose benefit such Class 1 Beneficial Interest is being acquired, (ii) the name of such Person or Persons is indicated below the undersigned’s name, and (iii) such further information as the Manager deems appropriate shall be furnished regarding such Person or Persons.

1.16       Acknowledges and agrees that counsel, including special tax counsel, to the Trust, the Depositor, the Delaware Trustee, the Manager and their Affiliates do not represent, and shall not be deemed under applicable codes of professional responsibility, to have represented or to be representing, any transferee or assignee, including the undersigned, in any way in connection with the transfer or assignment of a Class 1 Beneficial Interest.

1.17.       Acknowledges and understands that the Operating Partnership has the right, but not obligation, to exercise the Exchange Right, and that the Operating Partnership may choose not to exercise such right.

1.18       Agrees to indemnify, defend and hold harmless the Trust, Delaware Trustee, the Depositor, the Trust Manager, the Manager, the Manager’s sole member, the Operating Partnership, Four Springs Capital Trust, and each of their respective members, managers, shareholders, partners, officers, directors, employees, consultants, affiliates and advisors (collectively, the “Indemnified Persons”) of and from any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and costs) that they may incur by reason of the untruth or inaccuracy of any of the representations, warranties, covenants or agreements contained herein or in any other document transferee or assignee has furnished to any of the foregoing in connection with this transaction. In addition, if any person shall assert a claim to a finder’s fee or real estate brokerage commission on account of alleged employment as a finder or real estate broker through or under the undersigned in connection with the undersigned’s acquisition of the Class 1 Beneficial Interest, the undersigned shall indemnify and hold the Indemnified Parties harmless from and against any such claim. This indemnification includes, but is not limited to, any damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and costs) incurred by the Indemnified Parties defending against any alleged violation of federal or state securities laws, which is based upon or related to any untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents the undersigned has furnished to any of the foregoing in connection with this transaction, and against any failure of the transaction to satisfy any Code Section 1031 requirements in connection with the undersigned’s exchange under such provisions.

1.19       Represents and warrants that neither the undersigned nor any of its Affiliates (i) is listed in the Annex to, or otherwise subject to the provisions of, the Executive Order Nos. 12947, 130199 and 13224 and all modifications thereto or thereof (collectively, the “Executive Order”); (ii) is owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) is prohibited from engaging in any transaction by any terrorism or money laundering law, including the Executive Order; (iv) has committed, threatened or conspired to commit or support “terrorism” as defined in the Executive Order; or (v) is subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or regulations promulgated thereunder which would prohibit he, she or it from acquiring Interests;

1.20       Represents and warrants that neither the undersigned nor any Affiliate of the undersigned (i) is a Sanctioned Person (defined below), (ii) has more than 15% of its assets in Sanctioned Countries (defined below), or (iii) derives more than 15% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. For purposes of the foregoing, a “Sanction Person” shall mean (y) a Person named on the list of “specially designated nationals” or “blocked persons” maintained by the U.S. Office of Foreign Assets Control (“OFAC”) which may be downloaded from http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (y) (1) an agency of the government of a Sanctioned Country, (2) an organization controlled by a Sanctioned Country, or (3) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC. A “Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.

1.21       If the undersigned is (i) an “employee benefit plan” as defined in Section 3(3) of ERISA, which includes any “employee pension benefit plan” or “employee welfare benefit plan” as defined in ERISA, whether or not such plan is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, including individual retirement accounts and Keogh plans, or (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in such entity (each of (i), (ii) and (iii) are herein referred to as a “Benefit Plan”), the undersigned, by affixing his or her initials herein, acknowledges that it is such a Benefit Plan.

Initials

The representations, warranties, acknowledgments, understandings and indemnities of transferee or assignee set forth herein above shall survive the undersigned’s acquisition of the Class 1 Beneficial Interest.

Name:

STATE OF	)
)SS.
COUNTY OF	)

SWORN AND SUBSCRIBED before me the __ day of _______, 20__.

Name of Notary Public:

My Commission Expires:

EXHIBIT E

FORM OF LIMITED LIABILITY COMPANY AGREEMENT

(Attached)

E-1

EXHIBIT F

FORM OF CONVERSION NOTICE

[TRUST NAME] DEPOSITOR, LLC, a Delaware limited liability company, as the Class 2 Beneficial Owner and holder of 100% of the Class 2 Beneficial Interest in [TRUST NAME], DST, hereby provides a Conversion Notice pursuant to Section 6.12 of the Trust Agreement dated as of October ___, 2017.

Date: ____________

[TRUST NAME] DEPOSITOR, LLC,
a Delaware limited liability company

By:	Four Springs TEN31 Xchange, LLC,
a Delaware limited liability company,
Its:	Sole Member

By:	Four Springs Capital Trust Operating Partnership, L.P.,
a Delaware limited partnership
Its:	Sole Member

By:	Four Springs Capital Trust,
a Maryland real estate investment trust
Its:	General Partner

By:

Name:

Title:

F-1

EXHIBIT G-1

NOTICE OF EXERCISE OF INITIAL EXCHANGE RIGHT

In accordance with Section 9.1(a) of the First Amended and Restated Trust Agreement (the “Agreement”) of [TRUST NAME], DST (the “Trust”), the undersigned hereby exercises its Initial Exchange Right under Section 9.1(a) of the Agreement in relation to ___________________ (the “Beneficial Owner”) and its _____% interest in the Trust (“Interest”). The Beneficial Owner may, within ten (10) business days of the date of this Notice of Exercise, notify the undersigned in writing (“Confirmation”) that, pursuant to the terms of Sections 9.1(a) and 9.2(a) of the Agreement, the Beneficial Owner (i) is exercising its right to accept the Units (as defined in the Agreement) for its Interest or (ii) is exercising its right to retain its Interest instead of receiving the Units. Should the Beneficial Owner not provide the undersigned with a Confirmation within ten (10) business days of the date of this Notice of Exercise, the Beneficial Owner shall be deemed to have surrendered its Interest and all rights, title and interest therein in exchange for the Units. The undersigned shall deliver the Units to the Beneficial Owner in accordance with the terms of Section 9.3 of the Agreement and to the address specified in the Company’s records.

Dated: ______________________, 20____

FOUR SPRINGS CAPITAL TRUST Operating Partnership, L.P.

By:	Four Springs Capital Trust
Its:	General Partner

By:

Name:
Title:

G-1-1

EXHIBIT G-2

NOTICE OF EXERCISE OF SECONDARY EXCHANGE RIGHT

In accordance with Section 9.1(b) of the First Amended and Restated Trust Agreement (the “Agreement”) of [TRUST NAME], DST (the “Trust”), the undersigned hereby exercises its Secondary Exchange Right under Section 9.1(b) of the Agreement in relation to ___________________ (the “Beneficial Owner”) and its _____% interest in the Trust (“Interest”). The Beneficial Owner may, within ten (10) business days of the date of this Notice of Exercise, notify the undersigned in writing (such writing, a “Dissenting Notice”) that, pursuant to the terms of Sections 9.1(b) and 9.2(b) of the Agreement, the Beneficial Owner is exercising its right to accept the Cash Amount (as defined in the Agreement) instead of Units (as defined in the Agreement) for its Interest. Should the Beneficial Owner not provide the undersigned with a Dissenting Notice within ten (10) business days of the date of this Notice of Exercise, the Beneficial Owner shall be deemed to have surrendered its Interest and all rights, title and interest therein in exchange for the Units. The undersigned shall deliver the Units or Cash Amount, whichever is applicable, to the Beneficial Owner in accordance with the terms of Section 9.3 of the Agreement and to the address specified in the Company’s records.

Dated: ______________________, 20____

FOUR SPRINGS CAPITAL TRUST Operating Partnership, L.P.

By:	Four Springs Capital Trust
Its:	General Partner

By:

Name:
Title:

G-2-1

EXHIBIT H

ANNUAL DELAWARE TRUSTEE FEE

A $2,000.00 fee to cover the prescribed duties of the Delaware Trustee in accordance with the terms and conditions of the Trust Agreement. Delaware Trustee reserves the right to review and revise such fee on an annual basis at its sole discretion.

H-1